united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 9/30

Date of reporting period: 9/30/17

Item 1. Reports to Stockholders.

Grant Park Multi Alternative Strategies Fund

Class A shares: GPAAX	Class C shares: GPACX	Class I shares: GPAIX
Class N shares: GPANX

Grant Park Absolute Return Fund

Class A shares: GPHAX	Class C shares: GPHCX	Class I shares: GPHIX
Class N shares: GPHNX

Grant Park Fixed Income Fund

Class I shares: GPCIX

Annual Report

September 30, 2017

Distributed by Northern Lights Distributors, LLC

Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the Prospectus.

Grant Park Multi Alternative Strategies Fund	Shareholder Letter
October 1, 2016 - September 30, 2017

Performance Review

The Fund’s performance during the past 12 months includes two separate and distinct investment environments.

●	The first investment environment is highlighted in the shaded box in the chart above and represents months when the Fund experienced negative monthly performance. The most significant driver of the financial markets in general, and the fixed income markets in particular, was the U.S. Federal Reserve’s commitment to raising interest rates in a deliberate, multi-step manner. That policy became certain and drove the markets during October and November, where the global fixed income markets reacted violently to the end of the era of very low interest rates in the U.S. As yields began to increase, prices for the U.S. 30 Yr, U.S. 10 Yr and U.K. Long Gilt, in particular, fell to their lowest levels since 2009. The tidal forces created by rising interest rates produced immediate and negative consequences in the equities and currencies markets, as well.

●	Although all central banks acknowledged the need to eliminate the quantitative easing programs, the European Central Bank and the Bank of Japan were less aggressive committing to raising interest rates and the markets also reacted to the evidence the key central bank are no longer operating in a synchronized manner. In effect, each central bank is primarily concerned with their domestic economies and the harmonization of actions observed over the past ten years is unlikely to extend into the near future.

●	The Bank of England may be the best example of the “domestic centricity” of its policies as it attempts to deal with the U.K.’s withdrawal from the European Union, uncertainty about the economic strength of the British economy, an increasingly dysfunctional national government, and the risk of maintaining economic stability as the devolved governments in Scotland and Northern Ireland present unique challenges to effective governance. In Europe, the domestic challenges in France, Germany, and Spain provide additional examples of the difficulties facing central governments, as does the escalating strategic tensions in Korea, China, and Japan.

●	In the United States, severe negative concerns to the outcome of the national elections instantly turned into widespread enthusiasm that changes to domestic programs, including health care and tax reform, would fuel substantial economic growth. As yet, the substantive changes have not been realized, although the optimism remains high.

●	The second investment environment is represented by positive monthly performance which occurred in the absence of interest-rate-driven repricing. The global equities markets were the primary source of positive performance, while the commodities markets offered limited opportunities for profitable investing on either a long or short basis.

Shareholder Letter | October 1, 2016 - September 30, 2017 2

Distributions

Share Class	Record Date	Ex-Dividend Date	Payable Date	Re-Investment Price	Dividend Income	Short-Term Capital Gain	Long-Term Capital Gain	Distribution Total

2016
Class A (GPAAX)	12/21/2016	12/22/2016	12/22/2016	$10.30	$0.1758	$0.0000	$0.0000	$0.1758
Class C (GPACX)	12/21/2016	12/22/2016	12/22/2016	$10.19	$0.1244	$0.0000	$0.0000	$0.1244
Class I (GPAIX)	12/21/2016	12/22/2016	12/22/2016	$10.34	$0.1981	$0.0000	$0.0000	$0.1981
Class N (GPANX)	12/21/2016	12/22/2016	12/22/2016	$10.31	$0.1768	$0.0000	$0.0000	$0.1768

Past distributions are no guarantee of future distributions or performance results.

One-Year Performance

The overall, one-year performance for the Grant Park Multi Alternative Strategies Fund for the fiscal year ended September 30, 2017 was:

1 Year Return
GPAAX	-3.36%
GPAAX (With Max Sales Charge)	-8.96%
GPACX	-4.08%
GPAIX	-3.14%
GPANX	-3.35%
Barclays Capital 1-3 Year U.S. Treasury Bond Index	0.24%
Barclays Capital U.S. Government/ Corporate Long Bond Index	-1.08%

Investment Outlook

Our outlook is driven by the expectation that regional central banks – especially in the U.S., the Eurozone, and Japan – will optimize their monetary policies to address regional priorities, rather than to synchronize their actions in concert with their global peers. This is significantly different from the orchestrated actions which have existed since the financial crisis began in 2008. We believe the key factors driving this directional divergence will be the strength of local economies, changes to interest rates and policy actions related to quantitative easing.

In the U.S., the Federal Reserve has demonstrated its commitment to raising interest rates in a deliberate, multi-step manner. The relative economic strength of the U.S. economy and the absence of inflationary pressures have allowed the Federal Reserve to announce its interest rate policy, while also demonstrating a resolve to reduce the size of its balance sheet which, as the result of three cycles of quantitative easing, had grown to over $4.5 trillion during the past ten years. The financial markets, in particular, have adjusted to these policies and do not expect the Federal Reserve to deviate from this baseline, even in the event of domestic tax reform or the replacement of key personnel at the Federal Reserve.

The Eurozone, however, maintains very low interest rates and continues to spend over €60 billion per month on its quantitative easing program. The European Central Bank (ECB) has indicated it may reduce its program at some point and may increase rates, although no formal plan has been announced or adopted. Internal disagreements within the European Union presents a fundamental challenge to implementing a revised monetary policy. The Brexit-associated disagreements between the U.K. and the E.U. is a “tip of the iceberg” example of the complex geopolitical challenges within the Union. Separatist activities in Spain, and the uncertain strength of a tri-party coalition in Germany are examples of potentially disruptive conditions which further challenge the ECB’s policy-making abilities. The ECB is unlikely to create a program similar to the U.S. model, which likely means the European countries will maintain very low interest rates and continue quantitative easing.

Japan represents a different circumstance, where decades-long quantitative easing continues and the national demographics of an aging and shrinking population continue to present insurmountable challenges amidst strategic military threats by North Korea and strategic economic threats by China present existential challenges. It is unlikely Japan will raise interest rates or reduce easing measures.

The regional issues are significant and we believe they will continue to drive directionally-divergent political and monetary policies. These factors invariably create economic opportunities across the global financial and commodities markets. The Fund’s price-driven, quantitative investment strategies seek to profit from persistent price trends and from pricing dislocations which are created as each global economy pursues regional priorities. We feel the need for aggressive risk management will be key to pursuing investments opportunity.

We appreciate your support and commitment to the Fund.

555 W. Jackson Blvd., Ste 600 | Chicago, IL 60661 | 800.217.7955 | grantparkfunds.com | cs@dearborncapital.com
3891-NLD-10/23/2017

Grant Park Absolute Return Fund	Shareholder Letter
October 1, 2016 - September 30, 2017

Grant Park Absolute Return Fund Class I GPHIX

Performance Review

Fund performance was 11.03% during a period of heightened volatility across the global equity indices where the Fund can invest. The Fund’s quantitative strategies were able to identify potentially profitable investments in rising and falling markets and the embedded risk management allowed the Fund to minimize exposure to adverse market moves that occurred during the year. Summarizing the past year from a quarterly perspective:

October 1, 2016 - December 31, 2016

The Fund’s quarterly performance was +1.56%. The Fund’s positive performance was driven by long exposure to the S&P 500, DAX and Euro Stoxx 50 Indices.

The Fund paid a dividend of $0.3612/ share on Dec 22nd. Past distributions are no guarantee of future distributions or performance results.

January 1, 2017 - March 31, 2017

The Fund’s quarterly performance was +4.32%. The Fund’s overall positive performance was driven by positions in the Nasdaq, the S&P 500, and the EuroStoxx 50 indices.

April 1, 2017 - June 30, 2017

The Fund’s quarterly performance was +4.80%. The Fund’s positive performance was driven positions in all of the five indices in which the Fund invests.

July 1, 2017 - September 30, 2017

The Fund’s quarterly performance was unchanged. During the quarter, the European indices in which the Fund invests (DAX, DJ Eurostoxx, and FTSE) had negative returns during each month and offset the positive performance in the NASDAQ and S&P500. The European markets, in particular, were impacted by uncertainty about the progress of Brexit negotiations, political discourse surrounding pre-election campaigns across the continent and by the European Central Bank’s approach to managing its quantitative easing program.

The overall, one-year performance for the Grant Park Absolute Return Fund for the period ended September 30, 2017 is:

1 Year Return
GPHAX	10.97%
GPHAX (With Max Sales Charge)	4.60%
GPHCX	9.89%
GPHIX	11.03%
GPHNX	10.66%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.66%

Past performance is not guarantee of future results. The indices shown are for informational purposes only and are not reflective of any investment. Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges.

Shareholder Letter | October 1, 2016 - September 30, 2017 2

Investment Outlook

The Adviser’s previous outlook proved to be accurate concerning the “directionally divergent” fiscal and monetary policies the major, global central banks intended to pursue. The policies created additional volatility and sharp price movements across the indices in which the Fund invests. Opportunities for profitable investment existed and the value of actively managing portfolio risk on a daily basis was essential. Uncertainty about the execution of individual central bank policies will continue to dominate the Fund’s investable universe, as each central bank pursues their assigned mandates using a reduced number of less-powerful alternatives. The continuation of regionally-focused quantitative easing initiatives appear to have nearly exhausted their value and the disruptive effects of raising interest rates will confound governments and global markets.

Beyond government policies, the foreseeable investment environment includes significant elements of geopolitical uncertainty that will likely impact the global markets. The ability of the U.S. federal government to execute revisions to the regulatory and tax policies are expected to directly impact the Nasdaq and S&P 500 indices. The progress of the U.K. Brexit plans is the most peaceful example of a globally important change that continues to unfold and will test whether differing governments can cooperate for mutual benefit. We expect this to impact the performance of the FTSE, DAX and EuroStoxx indices. Globally, uncertainty across the Middle East and Asia continues to increase and risks substantial escalation across an expanding number of societies. Disruptions that might occur across these regions may also impact the Fund’s investable universe of equity indices.

We anticipate significant political and policy shifts that should produce opportunities for profitable investing within an environment that demands aggressive risk management.

We appreciate your support and commitment to the Fund.

555 W. Jackson Blvd., Ste 600 | Chicago, IL 60661 | 800.217.7955 | grantparkfunds.com | cs@dearborncapital.com
3922-NLD-10/30/2017

Grant Park Fixed Income Fund	Shareholder Letter
October 1, 2016- September 30, 2017

Grant Park Fixed Income Fund Class I GPCIX

Performance Review

October 1, 2016 - December 31, 2016

The Fund’s quarterly performance was -0.48%. During this period, the overall Fixed Income markets were roiled by a divergence in policy objectives by the global central bankers. In the U.S., fixed income markets experienced their most severe repricing since 1973, driven in part by the Federal Reserve’s decision to raise interest rates. In Europe, the European Central Bank decided to continue its current quantitative easing/zero interest rate policy. In the U.K, the uncertainty created by the Brexit referendum created rising equity prices, lower interest rates, falling currency value and the rapid expansion of consumer-owned debt. In Asia, the Bank of Japan announced its intention to reevaluate whether to continue to pursue its quantitative easing program. Finally, the dramatic conclusion of the federal elections in the U.S. had an immediate impact across all global financial markets as investors attempted to reposition themselves in anticipation of the consequences of the final results.

The Fund’s commitment to preserving investor capital by avoiding excessive risk during periods of economic uncertainty was rewarded with modest losses during a period of extreme volatility and falling prices across the fixed income sector.

The Fund paid a dividend income distribution of $0.0539 and a capital gain distribution of $0.0278 / share on December 21, 2016. Past distributions are no guarantee of future distributions or performance results.

January 1, 2017 - March 31, 2017

The Fund’s quarterly performance was +0.82%. Fixed income markets reacted positively to the possibility the U.S. could successfully enact significant regulatory, tax, and monetary reforms which would enhance the performance of the U.S. economy. The Federal Reserve confirmed its policy of raising the Federal Funds rate incrementally based on the strength of the U.S. economy.

The Fund paid a dividend income distribution of $0.0315/ share on March 30, 2017. Past distributions are no guarantee of future distributions or performance results.

April 1, 2017 - June 30, 2017

The Fund’s quarterly performance was 0.51%. The Federal Reserve increased interest rates by an additional 25 basis points. The financial markets anticipated additional, routine rate hikes during the remainder of the year. The economic outlook in the U.S. projected continued, moderate growth and anticipated the likelihood the U.S. government would significantly revise the current tax code. Globally, various central banks refined their monetary policies to reduce existing monetary policies. The European Central Bank announced it was considering tapering its quantitative easing initiatives and the Bank of England indicated it might raise interest rates in the near term.

The Fund paid a dividend income distribution of $0.0411/ share on June 29, 2017. Past distributions are no guarantee of future distributions or performance results.

Shareholder Letter | October 1, 2016 - September 30, 2017 2

July 1, 2017 - September 30, 2017

The Fund’s quarterly performance was +0.41%. Financial markets reacted to several factors during the quarter – an additional interest rate increase by the Federal Reserve, uncertainty whether tax relief could be successfully enacted, geopolitical uncertainty globally, and a series of catastrophic weather events in the Caribbean and southern U.S. Central banks in Europe and the U.K. maintained their current policies as they continued to evaluate raising interest rates and reducing quantitative easing.

The Fund paid a distribution of $0.0412/ share on Sept 28th. Past distributions are no guarantee of future distributions or performance results.

Performance summary for the period from October 1, 2016 – September 30, 2017 was:

1 Year Return
GPCIX	1.27%
Barclays Capital 1-3 Year U.S. Treasury Bond Index	0.24%

Investment Outlook

The Adviser’s previous outlook concerning “directionally divergent” fiscal and monetary policies by the individual central banks unfolded as was widely anticipated and created the expected volatility and sharp price movements across the sectors in which the Fund invests. Uncertainty about the continued evolution of individual central bank policies will continue to dominate the Fund’s investable universe this year as each central bank pursues its assigned mandates using a reduced number of less-powerful alternatives. The increasing domestic political tension experienced in the U.S., the U.K., Germany, France, Spain and Asia creates significant complexity as national governments attempt to address restless populations who are demanding significant, nationalistic solutions. The geopolitical dimensions of terrorism, confrontation with Russia, North Korea, and across the Middle East create significant challenges for regional governments and coalitions. The forces could converge to cause a wide degree of separation across the global economies.

We anticipate significant political and policy shifts will produce opportunities for profitable investing within an environment that demands aggressive risk management.

We appreciate your support and commitment to the Fund.

555 W. Jackson Blvd., Ste 600 | Chicago, IL 60661 | 800.217.7955 | grantparkfunds.com | cs@dearborncapital.com
3917-NLD-10/27/2017

Grant Park Multi Alternative Strategies Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, as compared to its benchmarks:

		Inception -
		September 30, 2017 **
	One Year	(Annualized)
Grant Park Multi Alternative Strategies Fund - Class A	(3.36)%	3.45%
Grant Park Multi Alternative Strategies Fund - Class A with load	(8.96)%	1.83%
Grant Park Multi Alternative Strategies Fund - Class C	(4.08)%	2.71%
Grant Park Multi Alternative Strategies Fund - Class I	(3.14)%	3.73%
Grant Park Multi Alternative Strategies Fund - Class N	(3.35)%	3.51%
Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index	0.24%	0.74%
Bloomberg Barclays U.S. Government/Corporate Long Bond Index	(1.08)%	7.79%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 2.06% for Class A shares, 2.81% for Class C shares, 1.81% for Class I shares, and 2.07% for Class N shares per the Prospectus dated January 30, 2017, as amended June 1, 2017. Class A Shares are subject to a maximum sales charge of 5.75% on purchases and a maximum deferred sales charge of 1.00%. The Fund’s advisor has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-855-501-4758.

**	Inception date is December 31, 2013.

The Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years. Investors can not invest directly in an index.

The Bloomberg Barclays U.S. Government/Corporate Long Bond Index measures the performance of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate bonds with maturities longer than 10 years. Investors can not invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2017

Holdings by type of investment	% of Net Assets at Value
Mutual Fund	61.0%
Exchange Traded Funds	13.8%
Short-Term Investment	14.9%
Other Assets Less Liabilities - Net	10.3%
100.0%

Please refer to the Consolidated Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Derivative exposure is inlcuded in Other Assets Less Liabilities - Net.

Grant Park Absolute Return Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, as compared to its benchmarks:

		Inception -
		September 30, 2017 **
	One Year	(Annualized)
Grant Park Absolute Return Fund - Class A	10.97%	5.89%
Grant Park Absolute Return Fund - Class A with load	4.60%	3.33%
Grant Park Absolute Return Fund - Class C	9.89%	5.00%
Grant Park Absolute Return Fund - Class I	11.03%	6.08%
Grant Park Absolute Return Fund - Class N	10.66%	5.81%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.66%	0.39%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 7.85% for Class A shares, 8.66% for Class C shares, 7.82% for Class I shares, and 8.43% for Class N shares per the Prospectus dated January 30, 2017, as amended June 1, 2017. Class A Shares are subject to a maximum sales charge of 5.75% on purchases and a maximum deferred sales charge of 1.00%. The Fund’s advisor has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-855-501-4758.

**	Inception date is April 30, 2015.

The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The performance of the index does not reflect the deduction of expenses associated with a fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the fund expenses, including sales charges if applicable. Investors can not invest directly in an index.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of September 30, 2017

Holdings by type of investment	% of Net Assets at Value
Mutual Fund	79.4%
Short-Term Investment	17.5%
Other Assets Less Liabilities - Net	3.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Derivative exposure is inlcuded in Other Assets Less Liabilities - Net.

Grant Park Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)
September 30, 2017

The Fund’s performance figures* for the periods ended September 30, 2017, as compared to its benchmarks:

		Inception -
		September 30, 2017 **
	One Year	(Annualized)
Grant Park Fixed Income Fund - Class I	1.27%	1.32%
Bloomberg Barclays Capital U.S. Treasury 1-3 Year Index	0.24%	0.64%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 0.46% for Class I shares per the Prospectus dated January 30, 2017, as amended June 1, 2017. The Fund’s adviser has agreed to waive and/or reimburse certain expenses of the Fund. Absent this agreement, the performance shown would have been lower. For performance information current to the most recent month-end, please call toll-free 1-855-501-4758.

**	Inception date is July 31, 2015.

The Bloomberg Barclays Capital U.S. Treasury 1-3 Year Index measures the performance of U.S. Treasury securities that have a remaining maturity of at least one year and less than three years. Investors can not invest directly in an index.

Comparison of the Change in Value of a $5,000,000 Investment

Portfolio Composition as of September 30, 2017

Holdings by type of investment	% of Net Assets at Value
Bonds & Notes	85.9%
Exchange Traded Funds	9.5%
Short-Term Investment	2.2%
U.S Treasury Obligations	1.6%
Mutual Fund	1.0%
Other Assets Less Liabilities - Net	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares		Fair Value
	MUTUAL FUND - 61.0%
	DEBT FUND - 61.0%
17,039,742	Grant Park Fixed Income Fund - Class I * (Cost - $170,160,631)	$169,886,230

	EXCHANGE TRADED FUNDS - 13.8%
	EQUITY FUNDS - 13.8%
15,162	iShares Core S&P 500 ETF	3,834,925
55,663	iShares MSCI ACWI ETF	3,830,728
78,945	iShares MSCI ACWI ex US ETF	3,816,991
55,920	iShares MSCI EAFE ETF	3,829,402
62,201	iShares MSCI EAFE Small-Cap ETF	3,856,462
84,246	iShares MSCI Emerging Markets ETF	3,775,063
27,424	iShares Russell 1000 ETF	3,836,069
26,495	iShares Russell 2000 ETF	3,926,029
19,534	iShares Russell Mid-Cap ETF	3,851,128
47,781	iShares U.S. Real Estate ETF	3,816,746
	TOTAL EXCHANGE TRADED FUNDS (Cost - $28,908,622)	38,373,543

	SHORT-TERM INVESTMENT - 14.9%
	MONEY MARKET FUND - 14.9%
41,450,406	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, to yield 0.90% **	41,450,406
	TOTAL SHORT-TERM INVESTMENT - (Cost - $41,450,406)

	TOTAL INVESTMENTS - 89.7% (Cost - $240,519,659)	$249,710,179
	OTHER ASSETS LESS LIABILITIES - NET - 10.3%	28,574,350
	NET ASSETS - 100.0%	$278,284,529

*	Affiliated Investment Company.

**	Money Market Fund; Interest rate reflects seven-day effective yield on September 30, 2017. A portion represents positions held in GPMAS Fund Limited.

ETF	Exchange Traded Fund

LONG FUTURES CONTRACTS

				Unrealized
Long Contracts	Description	Expiration	Notional Value	Appreciation/(Depreciation)
538	10 YR Mini JBG Future Dec 2017	December 2017	71,873,518	$(279,524)
2,574	3 Mo Euro Euribor TFX Dec 2018	December 2018	762,305,287	(108,110)
60	90 Day Euro$ Future Jun 2019	June 2019	14,706,750	(39,750)
149	90 Day Sterling (Short Sterling) Dec 2018	December 2018	24,765,848	(5,908)

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

LONG FUTURES CONTRACTS (Continued)

				Unrealized
Long Contracts	Description	Expiration	Notional Value	Appreciation/(Depreciation)
388	Australian Dollar Future	December 2017	30,403,680	$(470,240)
74	Brent Crude Future +	December 2017	4,202,460	(80,010)
368	British Pound Future	December 2017	30,909,700	459,563
427	Canadian Dollar Future	December 2017	34,268,885	(533,730)
60	Canola Future +	November 2017	472,458	(4,967)
90	Cocoa +	December 2017	1,838,700	44,690
135	Cotton +	December 2017	4,620,375	(368,905)
84	Crude Oil Future +	November 2017	4,340,280	(22,750)
87	DAX Index Future	December 2017	32,907,308	568,400
61	E-mini S&P MidCap 400 Futures	December 2017	10,953,770	420,370
253	Euro Fx Future	December 2017	37,521,481	(402,581)
283	Euro-Bobl Future	December 2017	43,887,925	(77,490)
104	Euro-Bund Future	December 2017	19,795,988	(97,350)
1,562	Euro-Schatz Future	December 2017	207,058,870	(48,049)
19	Feeder Cattle +	December 2017	875,900	(650)
19	Feeder Cattle +	November 2017	1,463,000	(27,625)
407	FTSE 100 Index	December 2017	40,022,868	(169,591)
126	Gas Oil Future +	November 2017	6,832,350	256,125
43	Gasoline RBOB +	November 2017	2,873,346	48,098
253	Gold +	December 2017	32,505,440	98,460
277	Hang Seng Index Future	October 2017	48,789,833	381,133
17	Japanese Yen Future	December 2017	1,895,500	(57,375)
16	Lean Hogs Future +	December 2017	383,680	(7,090)
41	LME Zinc Future +	December 2017	3,245,150	97,081
139	LME Primary Aluminim Future +	December 2017	7,295,763	76,538
70	Long Gilt Future	December 2017	11,634,258	(293,935)
41	Lumber Future +	November 2017	1,813,922	81,785
527	Mexican Peso Future	December 2017	14,294,875	(255,315)
577	Mini MSCI Emerging Markets Index Future	December 2017	31,426,305	(444,700)
72	Nasdaq 100 E-Mini Future	December 2017	8,614,800	53,955
85	New Zealand Dollar Future	December 2017	6,130,200	(23,310)
501	Nikkei 225 (SGX)	December 2017	45,297,628	1,130,049
33	NY Harbor ULSD Futures +	November 2017	2,508,660	21,613
15	Oat Future +	December 2017	188,438	2,638
28	Palladium Future +	December 2017	2,623,180	(560)
373	S&P E-mini Future	December 2017	46,923,400	946,312
14	Soybean Meal +	December 2017	442,120	14,190
23	Soybean Oil Future +	November 2017	1,113,488	(2,038)
171	SPI 200 Future	December 2017	19,012,627	(149,718)
46	US 10 Yr Future	December 2017	5,764,375	(45,078)
241	US Long Bond Future	December 2017	36,827,813	(454,750)
Net Unrealized Appreciation from Open Long Futures Contracts				$229,901

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

SHORT FUTURES CONTRACTS

				Unrealized
Short Contracts	Description	Expiration	Notional Value	Appreciation/(Depreciation)
76	3 Mo EuroYen TFX	June 2018	16,870,689	$(3,060)
1,414	3 YR AUD Government Bond	December 2017	108,530,860	511,231
372	90 Day Euro$ Future	June 2019	91,181,850	(11,475)
125	90 Day Sterling (Short Sterling)	December 2018	20,776,718	(3,572)
905	90-Day Bank Bill	March 2018	696,900,553	(34,703)
86	Aust 10 YR Bond Future	December 2017	6,554,326	(2,323)
251	Corn Future +	December 2017	4,458,388	(81,838)
348	Dollar Index Future	December 2017	32,323,284	(304,424)
1,039	Euro CHF 3 Mo ICE	September 2018	270,085,237	91,582
12	Japanese Yen Future	December 2017	1,338,000	16,056
15	Lean Hogs Future +	December 2017	359,700	(2,630)
106	Natural Gas Future +	November 2017	3,187,420	16,690
18	Silver Future +	December 2017	1,500,840	40,235
122	Soybean Oil Future +	December 2017	2,402,424	42,708
45	US 10 Yr Future	December 2017	5,639,063	9,141
191	US 5 Yr Note	December 2017	22,442,500	8,438
190	World Sugar #11 +	March 2018	3,000,480	(19,936)
Net Unrealized Appreciation from Open Short Futures Contracts				$272,120

Total Net Unrealized Appreciation from Open Futures Contracts				$502,021

+	This investment is a holding of GPMAS Fund Limited.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Absolute Return Fund
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares		Fair Value
	MUTUAL FUND - 79.4%
	DEBT FUND - 79.4%
1,931,331	Grant Park Fixed Income Fund - Class I * (Cost - $19,289,235)	$19,255,371

	SHORT-TERM INVESTMENT - 17.5%
	MONEY MARKET FUND - 17.5%
4,232,740	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, to yield 0.90% **	4,232,740
	TOTAL SHORT-TERM INVESTMENT (Cost - $4,232,740)

	TOTAL INVESTMENTS - 96.9% (Cost - $23,521,975)	$23,488,111
	OTHER ASSETS LESS LIABILITIES - NET - 3.1%	745,381
	NET ASSETS - 100.0%	$24,233,492

*	Affiliated Investment Company.

**	Money Market Fund; Interest rate reflects seven-day effective yield on September 30, 2017.

LONG FUTURES CONTRACTS

Long				Unrealized
Contracts	Description	Expiration	Notional Value	Appreciation/(Depreciation)
46	Euro Stoxx 50	December 2017	1,944,672	$18,409
17	FTSE 100 Index	December 2017	1,671,717	1,214
20	Nasdaq 100 E-Mini Future	December 2017	2,393,000	8,395
91	S&P E-mini Future	December 2017	11,447,800	54,750
Net Unrealized Appreciation from Open Long Futures Contracts				$82,768

SHORT FUTURES CONTRACTS

Short				Unrealized
Contracts	Description	Expiration	Notional Value	Appreciation/(Depreciation)
20	DAX Index	December 2017	7,564,900	$(2,675)
Net Unrealized Depreciation from Open Short Futures Contracts				$(2,675)

Total Net Unrealized Appreciation from Open Futures Contracts				$80,093

The accompanying notes are an integral part of these financial statements.

Grant Park Fixed Income Fund
PORTFOLIO OF INVESTMENTS
September 30, 2017

Shares				Fair Value
	MUTUAL FUND - 1.0%
139,700	Eaton Vance Limited Duration Income Fund (Cost - $1,947,185)			$1,959,991

	EXCHANGE TRADED FUNDS - 9.5%
	DEBT FUNDS - 9.5%
309,401	Highland/iBoxx Senior Loan ETF			5,662,038
107,000	iShares US Preferred Stock ETF			4,152,670
120,000	PowerShares Preferred Portfolio			1,803,600
225,000	SPDR Bloomberg Barclays Short Term High Yield Bond ETF			6,293,250
	TOTAL EXCHANGE TRADED FUNDS (Cost - $17,858,825)			17,911,558

		Coupon Rate
Par Value		(%)	Maturity
	BONDS & NOTES - 85.9%
	AUTO MANUFACTURERS - 5.6%
$7,500,000	Ford Motor Credit Co. LLC	5.000	5/15/2018	7,650,334
2,905,000	General Motors Financial Co., Inc.	3.700	11/24/2020	3,009,667
				10,660,001
	BANKS - 26.1%
4,000,000	Bank of America Corp.	2.600	1/15/2019	4,033,599
4,500,000	Bank of America Corp.	6.875	4/25/2018	4,630,172
4,000,000	Bank of Montreal	2.100	6/15/2020	4,006,157
2,318,000	Bank of Nova Scotia	1.650	6/14/2019	2,312,309
5,000,000	Branch Banking & Trust Co.	2.100	1/15/2020	5,021,681
1,460,000	Capital One NA	1.650	2/5/2018	1,459,589
5,000,000	Citigroup, Inc.	2.450	1/10/2020	5,042,368
1,800,000	Discover Bank	2.000	2/21/2018	1,802,854
3,000,000	Goldman Sachs Group, Inc.	2.600	4/23/2020	3,028,850
4,000,000	Huntington Bancshares, Inc.	2.600	8/2/2018	4,027,508
2,700,000	Huntington Bancshares, Inc.	3.150	3/14/2021	2,770,490
3,525,000	JPMorgan Chase & Co.	6.300	4/23/2019	3,762,287
5,000,000	PNC Bank NA	2.150	4/29/2021	4,982,114
2,200,000	Wells Fargo & Co.	4.600	4/1/2021	2,364,060
				49,244,038
	BEVERAGES - 2.0%
3,816,000	Anheuser-Busch InBev Finance, Inc.	2.150	2/1/2019	3,841,267

	CHEMICALS - 1.1%
2,000,000	CF Industries, Inc.	6.875	5/1/2018	2,060,000

	COMPUTERS - 2.1%
4,000,000	Hewlett Packard Enterprise Co.	2.850	10/5/2018	4,040,987

	DIVERSIFIED FINANCIAL SERVICES - 0.8%
1,400,000	American Express Credit Corp.	8.125	5/20/2019	1,539,467

The accompanying notes are an integral part of these financial statements.

Grant Park Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

		Coupon Rate
Par Value		(%)	Maturity	Fair Value
	HOUSEWARES - 0.5%
$939,000	Newell Brands, Inc.	2.600	3/29/2019	$946,859

	MACHINERY - CONSTRUCTION & MINING - 1.3%
2,500,000	Caterpillar Financial Services Corp.	1.500	2/23/2018	2,500,906

	RETAIL - 4.3%
3,000,000	CVS Health Corp.	2.125	6/1/2021	2,974,859
5,125,000	McDonald’s Corp.	5.350	3/1/2018	5,205,302
				8,180,161
	TELECOMMUNICATIONS - 1.6%
3,000,000	AT&T, Inc.	5.500	2/1/2018	3,038,340

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 40.5%
3,000,000	Federal Farm Credit Banks	1.110	10/15/2018	2,987,964
3,000,000	Federal Farm Credit Banks	1.340	11/30/2018	2,992,839
5,000,000	Federal Farm Credit Banks	1.180	8/1/2019	4,962,410
2,000,000	Federal Farm Credit Banks	1.520	2/3/2020	1,985,668
3,000,000	Federal Farm Credit Banks	2.000	7/19/2021	2,996,403
2,366,000	Federal Farm Credit Banks	1.990	8/23/2021	2,344,618
6,000,000	Federal Home Loan Banks	1.125	7/11/2019	5,958,315
10,000,000	Federal Home Loan Banks	1.750	7/13/2020	9,979,625
1,900,000	Federal Home Loan Banks	1.960	8/17/2021	1,886,575
2,000,000	Federal Home Loan Mortgage Corp.	1.300	5/24/2019	1,993,843
7,500,000	Federal Home Loan Mortgage Corp.	1.300	8/23/2019	7,452,473
5,000,000	Federal Home Loan Mortgage Corp.	1.300	9/20/2019	4,963,998
2,500,000	Federal Home Loan Mortgage Corp.	1.700	6/29/2020	2,497,306
4,000,000	Federal Home Loan Mortgage Corp.	1.450	8/10/2020	3,963,666
2,000,000	Federal Home Loan Mortgage Corp.	1.500	8/28/2020	1,955,538
3,500,000	Federal National Mortgage Association	1.120	10/26/2018	3,489,124
1,500,000	Federal National Mortgage Association	1.250	2/26/2019	1,494,334
2,000,000	Federal National Mortgage Association	1.270	2/26/2019	1,990,807
3,175,000	Federal National Mortgage Association	1.250	6/28/2019	3,155,817
6,000,000	Federal National Mortgage Association	1.125	7/26/2019	5,954,373
1,500,000	Federal National Mortgage Association	2.000	7/26/2021	1,498,660
				76,504,356

	TOTAL BONDS & NOTES (Cost - $163,071,268)			162,556,382

	U.S. TREASURY OBLIGATIONS - 1.6%
1,000,000	United States Treasury Bill, 0.64% Due 11/9/2017 **			999,199
2,000,000	United States Treasury Bill, 0.82% Due 3/1/2018 **			1,991,745
	TOTAL U.S. TREASURY OBLIGATIONS (Cost - $2,990,944)			2,990,944

The accompanying notes are an integral part of these financial statements.

Grant Park Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2017

Shares		Fair Value
	SHORT-TERM INVESTMENT - 2.2%
	MONEY MARKET FUND - 2.2%
4,098,750	Morgan Stanley Institutional Liquidity Fund - Government Portfolio, to yield 0.90% (Cost - $4,098,750) ***	$4,098,750

	TOTAL INVESTMENTS - 100.2% (Cost - $189,966,974)	$189,517,625
	OTHER ASSETS LESS LIABILITIES - NET - (0.2)%	(419,413)
	NET ASSETS - 100.0%	$189,098,212

*	Non-income producing security.

**	Coupon rate shown is the interest rate at time of purchase for U.S. Treasury Obligations.

***	Money Market Fund; Interest rate reflects seven-day effective yield on September 30, 2017.

ETF	Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

Grant Park Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2017

	Grant Park Multi Alternative	Grant Park Absolute
	Strategies Fund	Return Fund
Assets
Investment securities:
Unaffiliated Securities at cost	$70,359,028	$4,232,740
Affiliated Securities at cost	170,160,631	19,289,235
Unafilliated Securities at fair value	$79,823,949	$4,232,740
Afilliated Securities at fair value	169,886,230	19,255,371
Cash	94,332	—
Deposit at Broker for futures contracts	28,309,600	539,265
Net unrealized appreciation from open futures contracts	502,021	80,093
Receivable for Fund shares sold	403,318	116,397
Receivable due from Advisor	—	1,109
Interest receivable	32,191	2,314
Prepaid expenses and other assets	51,246	49,981
Total Assets	279,102,887	24,277,270

Liabilities
Payable for Fund shares redeemed	406,451	20,471
Investment advisory fees payable	283,570	—
Payable to related parties	52,161	5,771
Distribution (12b-1) fees payable	25,559	694
Accrued expenses and other liabilities	50,617	16,842
Total Liabilities	818,358	43,778
NET ASSETS	$278,284,529	$24,233,492

Net Assets Consist of:
Paid in capital ($0 par value, unlimited shares authorized)	$287,767,692	$24,229,665
Accumulated net investment gain (loss)	(16,103,432)	17,912
Accumulated net realized loss from security transactions and open futures contracts	(3,050,399)	(69,698)
Net unrealized appreciation of investments and open future contracts	9,670,668	55,613
NET ASSETS	$278,284,529	$24,233,492

The accompanying notes are an integral part of these financial statements.

Grant Park Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
September 30, 2017

	Grant Park Multi Alternative	Grant Park Absolute
	Strategies Fund	Return Fund
Net Asset Value Per Share:
Class A Shares
Net Assets	$33,575,058	$2,904,103
Shares of beneficial interest outstanding	3,147,646	261,852
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$10.67	$11.09
Maximum offering price per share (net asset value plus maximum sales charge of 5.75%) (b)	$11.32	$11.77

Class C Shares
Net Assets	$12,582,045	$132,191
Shares of beneficial interest outstanding	1,198,805	12,170
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.50	$10.86

Class I Shares
Net Assets	$195,508,510	$21,196,052
Shares of beneficial interest outstanding	18,215,686	1,902,317
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.73	$11.14

Class N Shares
Net Assets	$36,618,916	$1,146
Shares of beneficial interest outstanding	3,426,718	104
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.69	$11.07	*

*	NAV does not recalculate due to rounding of shares.

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Grant Park Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2017

Grant Park Fixed
Income Fund
Assets
Investment securities:
Securities at cost	$189,966,974
Securities at fair value	$189,517,625
Interest receivable	1,127,954
Prepaid expenses and other assets	3,169
Total Assets	190,648,748

Liabilities
Payable to related parties	8,836
Payable for investments purchased	1,500,000
Investment advisory fees payable	13,512
Accrued expenses and other liabilities	28,188
Total Liabilities	1,550,536
NET ASSETS	$189,098,212

Net Assets Consist of:
Paid in capital ($0 par value, unlimited shares authorized)	$189,629,328
Accumulated net investment income	35,791
Accumulated net realized loss from security transactions and futures contracts	(117,558)
Net unrealized depreciation of investments and futures contracts	(449,349)
NET ASSETS	$189,098,212

Net Asset Value Per Share:
Class I Shares
Net Assets	$189,098,212
Shares of beneficial interest outstanding	18,971,073
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.97

The accompanying notes are an integral part of these financial statements.

Grant Park Funds
STATEMENTS OF OPERATIONS
For The Year Ended September 30, 2017

	Grant Park Multi Alternative	Grant Park Absolute Return
	Strategies Fund	Fund
Investment Income
Dividends	$4,031,911	$123,484
Interest	218,695	11,160
Total Investment Income	4,250,606	134,644

Expenses
Investment advisory fees	3,053,392	110,700
Distribution (12b-1) fees:
Class A	96,798	1,619
Class C	97,383	144
Class N	92,351	4
Shareholder servicing fees	251,450	181
Administrative services fees	219,198	38,900
Transfer agent fees	143,830	50,632
Printing and postage expenses	74,800	5,530
Registration fees	72,534	26,050
Accounting services fees	63,511	31,188
Custodian fees	34,939	5,528
Compliance officer fees	30,035	21,106
Legal Fees	28,837	32,980
Trustees fees and expenses	17,063	13,685
Audit Fees	16,320	17,423
Interest expense	14,264	116
Insurance expense	4,380	—
Other expenses	16,237	2,130
Total Expenses	4,327,322	357,916
Less: Fees waived by the Advisor	—	(233,987)
Plus: Expense reimbursement recaptured	52,785	—
Net Expenses	4,380,107	123,929
Net Investment Income (Loss)	(129,501)	10,715

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,862,748	—
Foreign currency transactions	(17,364,892)	7,197
Distributions of capital gains from underlying investments	7,676	109
Futures contracts	(259,844)	(69,183)
	(9,754,312)	(61,877)
Net change in unrealized appreciation (depreciation) of:
Investments	998,221	(39,527)
Foreign currency translations	(21,873)	9,215
Futures contracts	(1,911,932)	79,487
	(935,584)	49,175
Net Realized and Unrealized Loss	(10,689,896)	(12,702)

Net Decrease in Net Assets Resulting From Operations	$(10,819,397)	$(1,987)

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Funds
STATEMENTS OF OPERATIONS
For The Year Ended September 30, 2017

Grant Park Fixed
Income Fund
Investment Income
Dividends	$813,478
Interest	1,968,723
Total Investment Income	2,782,201

Expenses
Investment advisory fees	369,874
Administrative services fees	58,958
Compliance officer fees	17,089
Custodian fees	16,531
Legal Fees	15,695
Trustees fees and expenses	13,701
Printing and postage expenses	10,085
Audit Fees	9,932
Insurance expense	3,285
Transfer agent fees	1,792
Total Expenses	516,942

Less: Fees waived by the Advisor	(236,794)
Net Expenses	280,148
Net Investment Income	2,502,053

Realized and Unrealized Loss
Net realized loss from:
Investments	(117,361)
Net change in unrealized depreciation of:
Investments	(527,724)

Net Realized and Unrealized Loss	(645,085)

Net Increase in Net Assets Resulting From Operations	$1,856,968

The accompanying notes are an integral part of these financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016

From Operations
Net investment loss	$(129,501)	$(280,827)
Net realized loss from investment transactions and futures contracts	(9,761,988)	(2,968,749)
Distributions of capital gains from underlying investments	7,676	—
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(935,584)	12,194,047
Net increase (decrease) in net assets resulting from operations	(10,819,397)	8,944,471

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	—	(178,271)
Class C	—	(36,300)
Class I	—	(578,593)
Class N	—	(121,384)
From net investment income:
Class A	(649,756)	(148,756)
Class C	(114,803)	(10,241)
Class I	(3,124,998)	(614,612)
Class N	(571,875)	(106,914)
Net decrease in net assets from distributions to shareholders	(4,461,432)	(1,795,071)

Capital Transactions
Class A:
Proceeds from shares sold	14,466,543	29,152,996
Proceeds from fund reorganization	3,110,010	—
Net asset value of shares issued in reinvestment of distributions	556,109	318,021
Redemption fee proceeds	4,464	5,992
Payments for shares redeemed	(25,364,920)	(11,277,352)
Net increase (decrease) from capital transactions	(7,227,794)	18,199,657

Class C:
Proceeds from shares sold	2,477,745	6,098,026
Proceeds from fund reorganization	2,879,057	—
Net asset value of shares issued in reinvestment of distributions	109,946	45,490
Redemption fee proceeds	1,086	1,125
Payments for shares redeemed	(2,226,501)	(987,270)
Net increase from capital transactions	3,241,333	5,157,371

Class I:
Proceeds from shares sold	76,708,771	131,711,073
Proceeds from fund reorganization	14,464,138	—
Net asset value of shares issued in reinvestment of distributions	2,799,343	1,090,901
Redemption fee proceeds	19,160	19,707
Payments for shares redeemed	(73,210,094)	(29,787,873)
Net increase from capital transactions	20,781,318	103,033,808

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016

Capital Transactions (Continued)
Class N:
Proceeds from shares sold	$12,630,674	$38,330,153
Proceeds from fund reorganization	1,251,493	—
Net asset value of shares issued in reinvestment of distributions:	523,224	203,610
Redemption fee proceeds	4,103	4,334
Payments for shares redeemed	(20,109,163)	(7,769,208)
Net increase (decrease) from capital transactions	(5,699,669)	30,768,889

Total Increase in Net Assets From Capital Transactions	11,095,188	157,159,725

Net Assets
Beginning of Year	282,470,170	118,161,045
End of Year *	$278,284,529	$282,470,170
* Includes accumulated net investment income (loss) of:	$(16,103,432)	$421,156

SHARE ACTIVITY
Class A:
Shares Sold	1,365,889	2,645,292
Shares Sold from reorganization	287,824	—
Shares Reinvested	53,991	30,433
Shares Redeemed	(2,389,908)	(1,029,286)
Net increase (decrease) in shares of beneficial interest outstanding	(682,204)	1,646,439

Class C:
Shares Sold	235,645	556,428
Shares Sold from reorganization	270,769	—
Shares Reinvested	10,790	4,372
Shares Redeemed	(211,713)	(89,761)
Net increase in shares of beneficial interest outstanding	305,491	471,039

Class I:
Shares Sold	7,160,373	11,849,526
Shares Sold from reorganization	1,330,501	—
Shares Reinvested	270,730	103,994
Shares Redeemed	(6,896,081)	(2,716,997)
Net increase in shares of beneficial interest outstanding	1,865,523	9,236,523

Class N:
Shares Sold	1,183,286	3,467,446
Shares Sold from reorganization	115,616	—
Shares Reinvested	50,749	19,446
Shares Redeemed	(1,915,166)	(699,005)
Net increase (decrease) in shares of beneficial interest outstanding	(565,515)	2,787,887

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Absolute Return Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016

From Operations
Net investment income (loss)	$10,715	$(15,723)
Net realized gain (loss) from investment transactions and futures contracts	(61,986)	165,047
Distributions of capital gains from underlying investments	109	—
Net change in unrealized appreciation (depreciation) of investments and futures contracts	49,175	7,613
Net increase (decrease) in net assets resulting from operations	(1,987)	156,937

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class A	(36)	—
Class C	(36)	—
Class I	(72,132)	—
Class N	(36)	—
Net decrease in net assets from distributions to shareholders	(72,240)	—

Capital Transactions
Class A:
Proceeds from shares sold	3,234,417	—
Net asset value of shares issued in reinvestment of distributions	36	—
Redemption fee proceeds	23	—
Payments for shares redeemed	(301,793)	—
Net increase from capital transactions	2,932,683	—

Class C:
Proceeds from shares sold	131,501	—
Net asset value of shares issued in reinvestment of distributions	36	—
Net increase from capital transactions	131,537	—

Class I:
Proceeds from shares sold	19,285,767	—
Net asset value of shares issued in reinvestment of distributions	72,132	—
Redemption fee proceeds	188	—
Payments for shares redeemed	(192,678)	—
Net increase from capital transactions	19,165,409	—

Class N:
Net asset value of shares issued in reinvestment of distributions	36	—
Net increase from capital transactions	36	—

Total Increase in Net Assets From Capital Transactions	22,229,665	—

The accompanying notes are an integral part of these financial statements.

Grant Park Absolute Return Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016

Net Assets
Beginning of Year	$2,078,054	$1,921,117
End of Year *	$24,233,492	$2,078,054
* Includes accumulated net investment income of:	$17,912	$—

SHARE ACTIVITY
Class A:
Shares Sold	288,547	—
Shares Reinvested	4	—
Shares Redeemed	(26,799)	—
Net increase in shares of beneficial interest outstanding	261,752	—

Class C:
Shares Sold	12,066	—
Shares Reinvested	4	—
Net increase in shares of beneficial interest outstanding	12,070	—

Class I:
Shares Sold	1,712,845	—
Shares Reinvested	7,093	—
Shares Redeemed	(17,321)	—
Net increase in shares of beneficial interest outstanding	1,702,617	—

Class N:
Shares Reinvested	4	—
Net increase in shares of beneficial interest outstanding	4	—

The accompanying notes are an integral part of these financial statements.

Grant Park Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016

From Operations
Net investment income	$2,502,053	$1,332,301
Net realized gain (loss) from investment transactions	(117,361)	322,323
Net change in unrealized appreciation (depreciation) of investments	(527,724)	43,984
Net increase in net assets resulting from operations	1,856,968	1,698,608

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class I	(323,563)	—
From net investment income:
Class I	(2,478,052)	(1,335,714)
Net decrease in net assets from distributions to shareholders	(2,801,615)	(1,335,714)

Capital Transactions
Class I:
Proceeds from shares sold	82,661,999	83,430,000
Net asset value of shares issued in reinvestment of distributions	2,801,615	1,335,714
Payments for shares redeemed	(37,300,000)	(10,200,000)
Total Increase in Net Assets From Capital Transactions	48,163,614	74,565,714

Net Assets
Beginning of Year	141,879,245	66,950,637
End of Year *	$189,098,212	$141,879,245
* Includes accumulated net investment income of:	$35,791	$12,833

SHARE ACTIVITY
Class I:
Shares Sold	8,286,620	8,332,799
Shares Reinvested	281,854	133,448
Shares Redeemed	(3,732,323)	(1,021,887)
Net increase in shares of beneficial interest outstanding	4,836,151	7,444,360

The accompanying notes are an integral part of these financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
	Year Ended		Year Ended		Year Ended		Period Ended
	September 30,		September 30,		September 30,		September 30,
	2017		2016		2015		2014 (1)

Net asset value, beginning of period	$11.23		$10.78		$10.58		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.02)		(0.05)		(0.10)		0.61
Net realized and unrealized gain (loss)	(0.36)		0.64		0.65		(0.03)
Total from investment operations	(0.38)		0.59		0.55		0.58
Less distributions from:
Net investment income	(0.18)		(0.06)		(0.35)		—
Net realized gains	—		(0.08)		—		—
Total distributions	(0.18)		(0.14)		(0.35)		—
Paid-in-capital from redemption fees (3)	0.00		0.00		0.00		0.00
Net asset value, end of period	$10.67		$11.23		$10.78		$10.58
Total return (4)	(3.36)%		5.56%		5.23%		5.80	% (5)
Net assets, at end of period (000s)	$33,575		$43,005		$23,547		$3,076
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6)	1.81	% (8)	1.80	% (9)	1.82	% (9)	4.23	% (7,9)
Ratio of net expenses to average net assets, including interest expense	1.83%		1.83%		1.82%		1.97	% (7)
Ratio of net investment income (loss) to average net assets	(0.22)%		(0.50)%		(0.87)%		7.87	% (7)
Portfolio Turnover Rate	51%		17%		129%		0	% (5)

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses for the year ended September 30, 2015 and the period ended September 30, 2014, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross expenses to average net assets, excluding interest expense is 1.80%.

(9)	Ratios of gross expenses to average net assets, excluding interest expense are 1.79%, 1.81%, and 4.22%, for the years ended September 30, 2016 and 2015, and the period ended September 30, 2014, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class C
	Year Ended		Year Ended		Year Ended		Period Ended
	September 30,		September 30,		September 30,		September 30,
	2017		2016		2015		2014 (1)

Net asset value, beginning of period	$11.08		$10.68		$10.53		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.09)		(0.12)		(0.18)		0.72
Net realized and unrealized gain (loss)	(0.37)		0.62		0.65		(0.19)
Total from investment operations	(0.46)		0.50		0.47		0.53
Less distributions from:
Net investment income	(0.12)		(0.02)		(0.32)		—
Net realized gains	—		(0.08)		—		—
Total distributions	(0.12)		(0.10)		(0.32)		—
Paid-in-capital from redemption fees (3)	0.00		0.00		0.00		0.00
Net asset value, end of period	$10.50		$11.08		$10.68		$10.53
Total return (4)	(4.08)%		4.71%		4.52%		5.30	% (5)
Net assets, at end of period (000s)	$12,582		$9,897		$4,510		$891
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6)	2.56	% (8)	2.54	% (9)	2.59	% (9)	4.63	% (7,9)
Ratio of net expenses to average net assets, including interest expense	2.58%		2.58%		2.59%		2.72	% (7)
Ratio of net investment income (loss) to average net assets	(0.85)%		(1.08)%		(1.64)%		9.22	% (7)
Portfolio Turnover Rate	51%		17%		129%		0	% (5)

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses for the year ended September 30, 2015 and the period ended September 30, 2014, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross expenses to average net assets, excluding interest expense is 2.56%.

(9)	Ratios of gross expenses to average net assets, excluding interest expense are 2.53%, 2.58%, and 4.62%, for the years ended September 30, 2016 and 2015, and the period ended September 30, 2014, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	Year Ended		Year Ended		Year Ended		Period Ended
	September 30,		September 30,		September 30,		September 30,
	2017		2016		2015		2014 (1)

Net asset value, beginning of period	$11.29		$10.84		$10.61		$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.01		0.00	(3)	(0.07)		(0.19)
Net realized and unrealized gain (loss)	(0.37)		0.61		0.65		0.80
Total from investment operations	(0.36)		0.61		0.58		0.61
Less distributions from:
Net investment income	(0.20)		(0.08)		(0.35)		—
Net realized gains	—		(0.08)		—		—
Total distributions	(0.20)		(0.16)		(0.35)		—
Paid-in-capital from redemption fees (3)	0.00		0.00		0.00		0.00
Net asset value, end of period	$10.73		$11.29		$10.84		$10.61
Total return (4)	(3.14)%		5.70%		5.59%		6.10	% (5)
Net assets, at end of period (000s)	$195,509		$184,654		$77,087		$13,259
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6)	1.56	% (8)	1.55	% (9)	1.59	% (9)	4.71	% (7,9)
Ratio of net expenses to average net assets, including interest expense	1.58%		1.58%		1.59%		1.72	% (7)
Ratio of net investment income (loss) to average net assets	0.08%		0.01%		(0.67)%		(2.51	)% (7)
Portfolio Turnover Rate	51%		17%		129%		0	% (5)

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses for the years ended September 30, 2015 and the period ended September 30, 2014, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross expenses to average net assets, excluding interest expense is 1.56%.

(9)	Ratios of gross expenses to average net assets, excluding interest expense are 1.54%, 1.58%, and 4.70%, for the years ended September 30, 2016 and 2015, and the period ended September 30, 2014, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Multi Alternative Strategies Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class N
	Year Ended		Year Ended		Year Ended		Period Ended
	September 30,		September 30,		September 30,		September 30,
	2017		2016		2015		2014 (1)

Net asset value, beginning of period	$11.25		$10.81		$10.59		$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.03)		(0.02)		(0.10)		0.14
Net realized and unrealized gain (loss)	(0.35)		0.61		0.66		0.45
Total from investment operations	(0.38)		0.59		0.56		0.59
Less distributions from:
Net investment income	(0.18)		(0.07)		(0.34)		—
Net realized gains	—		(0.08)		—		—
Total distributions	(0.18)		(0.15)		(0.34)		—
Paid-in-capital from redemption fees (3)	0.00		0.00		0.00		0.00
Net asset value, end of period	$10.69		$11.25		$10.81		$10.59
Total return (4)	(3.35)%		5.48%		5.39%		5.90	% (5)
Net assets, at end of period (000s)	$36,619		$44,914		$13,017		$1,989
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6)	1.81	% (8)	1.80	% (9)	1.83	% (9)	4.20	% (7,9)
Ratio of net expenses to average net assets, including interest expense	1.83%		1.84%		1.83%		1.97	% (7)
Ratio of net investment income (loss) to average net assets	(0.24)%		(0.20)%		(0.91)%		1.87	% (7)
Portfolio Turnover Rate	51%		17%		129%		0	% (5)

(1)	The Grant Park Multi Alternative Strategies Fund commenced operations December 31, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses for the year ended September 30, 2015 and the period ended September 30, 2014, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross expenses to average net assets, excluding interest expense is 1.81%.

(9)	Ratios of gross expenses to average net assets, excluding interest expense are 1.81%, 1.82%, and 4.19%, for the years ended September 30, 2016 and 2015 and the period ended September 30, 2014, respectively.

The accompanying notes are an integral part of these consolidated financial statements.

Grant Park Absolute Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class A
	Year Ended	Year Ended		Period Ended
	September 30,	September 30,		September 30,
	2017	2016		2015 (1)

Net asset value, beginning of period	$10.35	$9.60		$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.01	(0.11)		(0.08)
Net realized and unrealized gain (loss)	1.09	0.86		(0.32)
Total from investment operations	1.10	0.75		(0.40)
Less distributions from:
Net realized gains	(0.36)	—		—
Total distributions	(0.36)	—		—
Paid-in-capital from redemption fees	0.00 (3)	—		—
Net asset value, end of period	$11.09	$10.35		$9.60
Total return (4)	10.97%	7.81%		(4.00	)% (6)
Net assets, at end of period (5)	$2,904,103	$1,035		$960
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (7)	3.76%	7.65	% (9)	9.43	% (8)
Ratio of net expenses to average net assets, including interest expense	1.89%	1.92%		1.83	% (8)
Ratio of net investment income (loss) to average net assets	0.13%	(1.09)%		(1.83	)% (8)
Portfolio Turnover Rate	0%	0%		173	% (6)

(1)	The Grant Park Absolute Return Fund commenced operations April 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Actual net assets, not truncated.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(8)	Annualized for periods less than one full year.

(9)	Ratios of gross expenses to average net assets, excluding interest expense is 7.62%.

The accompanying notes are an integral part of these financial statements.

Grant Park Absolute Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class C
	Year Ended	Year Ended		Period Ended
	September 30,	September 30,		September 30,
	2017	2016		2015 (1)

Net asset value, beginning of period	$10.24	$9.57		$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.06	(0.19)		(0.10)
Net realized and unrealized gain (loss)	0.92	0.86		(0.33)
Total from investment operations	0.98	0.67		(0.43)
Less distributions from:
Net realized gains	(0.36)	—		—
Total distributions	(0.36)	—		—
Paid-in-capital from redemption fees	0.00 (3)	—		—
Net asset value, end of period	$10.86	$10.24		$9.57
Total return (4)	9.89%	7.00%		(4.30	)% (6)
Net assets, at end of period (5)	$132,191	$1,024		$957
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (7)	4.54%	8.46	% (9)	10.20	% (8)
Ratio of net expenses to average net assets, including interest expense	2.64%	2.66%		2.56	% (8)
Ratio of net investment income (loss) to average net assets	0.52%	(1.94)%		(2.53	)% (8)
Portfolio Turnover Rate	0%	0%		173	% (6)

(1)	The Grant Park Absolute Return Fund commenced operations April 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Actual net assets, not truncated.

(6)	Not annualized.

(7)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(8)	Annualized for periods less than one full year.

(9)	Ratios of gross expenses to average net assets, excluding interest expense is 8.44%.

The accompanying notes are an integral part of these financial statements.

Grant Park Absolute Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class I
	Year Ended	Year Ended		Period Ended
	September 30,	September 30,		September 30,
	2017	2016		2015 (1)

Net asset value, beginning of period	$10.39	$9.61		$10.00
Activity from investment operations:
Net investment income (loss) (2)	0.02	(0.08)		(0.06)
Net realized and unrealized gain (loss)	1.09	0.86		(0.33)
Total from investment operations	1.11	0.78		(0.39)
Less distributions from:
Net realized gains	(0.36)	—		—
Total distributions	(0.36)	—		—
Paid-in-capital from redemption fees	0.00 (3)	—		—
Net asset value, end of period	$11.14	$10.39		$9.61
Total return (4)	11.03%	8.12%		(3.90	)% (5)
Net assets, at end of period (000s)	$21,196	$2,075		$1,918
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (6)	4.91%	7.62	% (8)	9.34	% (7)
Ratio of net expenses to average net assets, including interest expense	1.64%	1.66%		1.59	% (7)
Ratio of net investment income (loss) to average net assets	0.15%	(0.81)%		(1.55	)% (7)
Portfolio Turnover Rate	0%	0%		173	% (5)

(1)	The Grant Park Absolute Return Fund commenced operations April 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Less than $0.005 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(5)	Not annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(7)	Annualized for periods less than one full year.

(8)	Ratios of gross and net expenses to average net assets, excluding interest expense is 7.60%.

The accompanying notes are an integral part of these financial statements.

Grant Park Absolute Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class N
	Year Ended	Year Ended		Period Ended
	September 30,	September 30,		September 30,
	2017	2016		2015 (1)

Net asset value, beginning of period	$10.36	$9.60		$10.00
Activity from investment operations:
Net investment loss (2)	(0.05)	(0.11)		(0.07)
Net realized and unrealized gain (loss)	1.12	0.87		(0.33)
Total from investment operations	1.07	0.76		(0.40)
Less distributions from:
Net realized gains	(0.36)	—		—
Total distributions	(0.36)	—		—
Net asset value, end of period	$11.07	$10.36		$9.60
Total return (3)	10.66%	7.92%		(4.00	)% (4)
Net assets, at end of period (7)	$1,146	$1,036		$960
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets, including interest expense (5)	8.63%	8.23	% (8)	10.36	% (6)
Ratio of net expenses to average net assets, including interest expense	1.89%	1.91%		1.83	% (6)
Ratio of net investment income (loss) to average net assets	(0.46)%	(1.09)%		(1.83	)% (6)
Portfolio Turnover Rate	0%	0%		173	% (4)

(1)	The Grant Park Absolute Return Fund commenced operations April 30, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any. Had the advisor not absorbed a portion of Fund expenses, total returns would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor. Interest expense is not included in the waiver.

(6)	Annualized for periods less than one full year.

(7)	Actual net assets, not truncated.

(8)	Ratios of gross expenses to average net assets, excluding interest expense is 8.21%.

The accompanying notes are an integral part of these financial statements.

Grant Park Fixed Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period Presented

	Class I
	Year Ended	Year Ended	Period Ended
	September 30,	September	September
	2017	30, 2016	30, 2015 (1)

Net asset value, beginning of period	$10.04	$10.01	$10.00
Activity from investment operations:
Net investment income (2)	0.17	0.13	0.01
Net realized and unrealized gain (loss)	(0.04)	0.02	—
Total from investment operations	0.13	0.15	0.01
Less distributions from:
Net investment income	(0.17)	(0.12)	—
Net realized gains	(0.03)	—	—
Total distributions	(0.20)	(0.12)	—
Net asset value, end of period	$9.97	$10.04	$10.01
Total return (3)	1.27%	1.49%	0.10	% (4)
Net assets, at end of period (000s)	$189,098	$141,879	$66,951
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets (5)	0.35%	0.24%	0.82	% (6)
Ratio of net expenses to average net assets	0.19%	0.24%	0.81	% (6)
Ratio of net investment income to average net assets	1.69%	1.29%	0.21	% (6)
Portfolio Turnover Rate	55%	102%	0	% (4)

(1)	The Grant Park Fixed Income Fund commenced operations July 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers or expense recapture by the advisor.

(6)	Annualized for periods less than one full year.

The accompanying notes are an integral part of these financial statements.

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2017

1.	ORGANIZATION

The Grant Park Multi Alternative Strategies Fund, the Grant Park Absolute Return Fund and the Grant Park Fixed Income Fund (each a “Fund,” and together the “Funds”) each are a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Fund	Investment Objective	Diversification
Grant Park Multi Alternative Strategies	seeks to provide positive absolute returns	diversified
Grant Park Absolute Return	seeks to provide positive absolute returns	diversified
Grant Park Fixed Income	seeks to provide income and preserve capital	non-diversified

The Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund each offers four classes of shares: Class A, Class C, Class I, and Class N. Class C, I, and N shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. The Grant Park Fixed Income Fund offers shares in Class I only. Each class represents an interest in the same assets of the applicable and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its consolidated financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08. Fund level income and expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on their relative assets within the Fund. Class specific expenses are allocated to that share class.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the- counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Forward foreign exchange contract are valued by reference to the forward foreign exchange rate corresponding to the remaining life of the contract. Investments in swap contracts are reported at fair value based on daily price reporting from the swap counterparty. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (“Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of the security issuer on an as needed basis to assist in determining a security specific fair value. The Board has also engaged a third party valuation firm

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

to attend valuation meetings held by the Trust, review the minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation methods. The three levels of the hierarchy are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that a Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2017 for the Funds’ investments measured at fair value:

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

The Grant Park Multi Alternative Strategies Fund

Assets *	Level 1	Level 2	Level 3	Total
Mutual Fund	$169,886,230	$—	$—	$169,886,230
Exchange Traded Funds	38,373,543	—	—	38,373,543
Short-Term Investment	41,450,406	—	—	41,450,406
Long Futures Contracts	229,901	—	—	229,901
Short Futures Contracts	272,120	—	—	272,120
Total	$250,212,200	$—	$—	$250,212,200

The Grant Park Absolute Return Fund

Assets *	Level 1	Level 2	Level 3	Total
Mutual Fund	$19,255,371	$—	$—	$19,255,371
Short-Term Investment	4,232,740	—	—	4,232,740
Long Futures Contracts	82,768	—	—	82,768
Total	$23,570,879	$—	$—	$23,570,879
Liabilities *	Level 1	Level 2	Level 3	Total
Short Futures Contracts	$2,675	$—	$—	$2,675
Total	$2,675	$—	$—	$2,675

The Grant Park Fixed Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Mutual Fund	$1,959,991	$—	$—	$1,959,991
Exchange Traded Funds	17,911,558	—	—	17,911,558
Bonds & Notes	—	162,556,382	—	162,556,382
U.S. Treasury Obligations	—	2,990,944	—	2,990,944
Short-Term Investment	4,098,750	—	—	4,098,750
Total	$23,970,299	$165,547,326	$—	$189,517,625

The Funds did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 & Level 2 during the year.

It is each Fund’s policy to recognize transfers into and out of any Level 1 & Level 2 at the end of each reporting period.

*	Refer to the Consolidated Portfolios of Investments for security classifications.

Offsetting of Financial Assets and Derivative Assets

Each Fund’s policy is to recognize a net asset or liability equal to the unrealized appreciation (depreciation) for swap contracts and futures contracts. The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of September 30, 2017:

Grant Park Multi Alternative Strategies Fund

Assets:
		Gross Amounts of Liabilities Offset	Net Amounts of Assets Presented in
	Gross Amounts of	in the Consolidated Statement of	the Consolidated Statement of Assets
Description	Recognized Assets	Assets & Liabilities	& Liabilities (1)
Futures Contracts	$5,437,081	$(4,935,060)	$502,021
Total	$5,437,081	$(4,935,060)	$502,021

Liabilities:
		Gross Amounts of Assets Offset in	Net Amounts of Liabilities Presented in
	Gross Amounts of	the Consolidated Statement of	the Consolidated Statement of Assets
Description	Recognized Liabilities	Assets & Liabilities	& Liabilities
Futures Contracts	$4,935,060	$(4,935,060)	$—
Total	$4,935,060	$(4,935,060)	$—

(1)	The amount is limited to the derivative balance and accordingly, does not include excess collateral pledged. Total collateral held for the futures contract as of September 30, 2017 was $28,309,600.

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

Grant Park Absolute Return Fund

Assets:
		Gross Amounts of Liabilities	Net Amounts of Assets
	Gross Amounts of	Offset in the Statement of Assets	Presented in the Statement of
Description	Recognized Assets	& Liabilities	Assets & Liabilities (1)
Futures Contracts	$82,768	$(2,675)	$80,093
Total	$82,768	$(2,675)	$80,093

Liabilities:
		Gross Amounts of Assets Offset	Net Amounts of Liabilities
	Gross Amounts of	in the Statement of Assets &	Presented in the Statement of
Description	Recognized Liabilities	Liabilities	Assets & Liabilities
Futures Contracts	$2,675	$(2,675)	$—
Total	$2,675	$(2,675)	$—

(1)	The amount is limited to the derivative balance and accordingly, does not include excess collateral pledged. Total collateral held for the futures contract as of September 30, 2017 was $539,265.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities

The following is a summary of the location of derivative investments on the Grant Park Multi Alternative Strategies Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2017:

Derivative Investment Type	Asset/Liability Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net unrealized appreciation from open futures contracts

The following table sets forth the fair value of the Grant Park Multi Alternative Strategies Fund’s derivative contracts by primary risk exposure as of September 30, 2017:

Derivative Investment Value
	Equity	Currency	Commodity	Interest Rate	Total as of September
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	30, 2017
Futures	$2,736,211	$(1,571,357)	$221,853	$(884,686)	$502,021

The following is a summary of the location of derivative investments on the Grant Park Absolute Return Fund’s Statement of Assets and Liabilities as of September 30, 2017:

Derivative Investment Type	Asset/Liability Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net unrealized appreciation from open futures contracts

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

The following table sets forth the fair value of the Grant Park Absolute Fund’s derivative contracts by primary risk exposure as of September 30, 2017:

Derivative Investment Value
	Equity	Currency	Commodity	Interest Rate	Total as of
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2017
Futures	$80,093	$—	$—	$—	$80,093

Impact of Derivatives on the Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Grant Park Multi Alternative Strategies Fund’s Consolidated Statement of Operations as of September 30, 2017:

Derivative Investment Type	Location of Loss on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized loss from futures contracts Net change in unrealized depreciation on futures contracts

The following is a summary of the Grant Park Multi Alternative Strategies Fund’s realized gain (loss) on derivative investments recognized in the Consolidated Statements of Operations categorized by primary risk exposure as of September 30, 2017:

Realized loss on derivatives recognized in the Consolidated Statement of Operations
	Equity	Currency	Commodity	Interest Rate	Total as of September
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	30, 2017
Futures	$15,942,846	$(4,385,404)	$(8,700,183)	$(20,631,431)	$(17,774,172)

Net change in unrealized loss on derivatives recognized in the Consolidated Statement of Operations
	Equity	Currency	Commodity	Interest Rate	Total as of
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	September 30, 2017
Futures	$1,975,555	$(2,449,817)	$(1,413,831)	$(23,839)	$(1,911,932)

The following is a summary of the Grant Park Absolute Return Fund’s realized gain (loss) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure as of September 30, 2017:

Realized loss on derivatives recognized in the Statement of Operations
	Equity	Currency	Commodity	Interest Rate	Total as of September
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	30, 2017
Futures	$(69,183)	$—	$—	$—	$(69,183)

Net change in unrealized gain on derivatives recognized in the Statement of Operations
	Equity	Currency	Commodity	Interest Rate	Total as of September
Derivative Investment Type	Contracts	Contracts	Contracts	Contracts	30, 2017
Futures	$79,487	$—	$—	$—	$79,487

Consolidation of Subsidiaries – The consolidated financial statements of the Grant Park Multi Alternative Strategies Fund include GPMAS Fund Limited (“GPM AS”), a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

The Fund may invest up to 25% of its total assets in a controlled foreign corporation, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. GPMAS commenced operations on December 31, 2013.

A summary of the Grant Park Multi Alternative Strategies Fund’s investments in GPMAS is as follows:

GPMAS Fund Limited (GPMAS)
September 30, 2017
Fair Value of GPMAS	$5,952,472
Other Assets	$—
Total Net Assets	$5,952,472

Percentage of the Fund’s Total Net Assets	2.1%

For tax purposes, GPMAS is exempted Cayman investment companies. GPMAS received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, both are controlled foreign corporations which generate and are allocated no income which is considered effectively connected with U.S. trade of business and as such are not subject to U.S. income tax. However, as wholly-owned controlled foreign corporations, GPMAS’s net income and capital gain, to the extent of their earnings and profits, will be included each year in each Fund’s investment company taxable income.

Market Risk – Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Funds. The Funds are exposed to market risk on financial instruments that are valued at market prices as disclosed in the schedule of investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which a Fund’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Funds are exposed to market risk on derivative contracts in that the Funds may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in the Funds’ financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Funds’ investments in derivative instruments are exposed to market risk and are disclosed in the consolidated portfolio of investments.

Credit Risk – Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk – Counterparty risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Funds by failing to discharge an obligation. A concentration of counterparty risk exists in that the part of a Fund’s cash is held at the broker. The Funds could be unable to recover assets held at the prime broker, including assets directly traceable to the Funds, in the event of the broker’s bankruptcy. The Funds do not anticipate any material losses as a result of this concentration.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Futures Contracts – Each Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Funds may purchase or sell futures contracts to hedge against market risk and to reduce return volatility. Initial margin deposits required upon entering into futures contracts as presented in deposit at broker for futures contracts in the Consolidated Statements of Assets and Liabilities are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Each Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

open futures contract. Risks may exceed amounts recognized in the Consolidated Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to a Fund because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The derivative instruments outstanding as of September 30, 2017 as disclosed in the Consolidated Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Consolidated Statements of Operations serve as indicators of the volume of derivative activity for the Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The difference between the cost and fair value of open investments is reflected as unrealized appreciation (depreciation) on investments and any change in that amount from the prior period is reflected in the accompanying Consolidated Statement of Operations.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually for the Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund, and quarterly for the Grant Park Fixed Income Fund. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – Each Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken by the Funds on returns filed for open tax years 2014-2016 or expected to be taken in the Funds’ September 30, 2017 year end tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statements of Operations. During the period, the Funds did not incur any interest or penalties. Generally, tax authorities can examine tax returns filed for the last three years.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale and/or maturity of securities, other than short-term securities and U.S. Government securities, for the year ended September 30, 2017 amounted to:

Fund	Purchases	Sales
Grant Park Multi Alternative Strategies Fund	$103,738,275	$121,080,161
Grant Park Absolute Return Fund	17,928,398	—
Grant Park Fixed Income Fund	128,549,946	80,889,185

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

4.	AGGREGATE TAX UNREALIZED APPRECIATION AND DEPRECIATION

At September 30, 2017 the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreication	Depreciation	(Depreciation)
Grant Park Multi Alternative Strategies Fund	$241,540,403	$11,800,770	$(2,498,347)	$9,302,423
Grant Park Absolute Return Fund	23,521,975	—	(33,864)	(33,864)
Grant Park Fixed Income Fund	189,966,974	298,273	(747,622)	(449,349)

5.	INVESTMENTS IN AFFILIATED COMPANY

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. A company which is an affiliate of the Funds at September 30, 2017, is noted in the Fund’s Consolidated Portfolio of Investments. Grant Park Fixed Income Fund is a mutual fund which is considered an affiliate because it is under the same investment advisor.

Transactions during the period with a company that is an affiliate are as follows:

	Value -				Change in	Dividends
	Beginning of			Realized	Unrealized	Credited to	Value- End of
Descriptions	Year	Purchases	Sales Proceeds	Gain/Loss	Gain/ Loss	Income	Year
Grant Park Multi Alternative Strategies Fund	$114,667,223	$80,988,573	$25,000,000	$(143,369)	$(626,197)	$1,483,059	$169,886,230
Grant Park Absolute Return Fund	1,371,305	17,923,593	—	—	(39,527)	123,593	19,255,371

	Shares -
	Beginning of			Shares - End
Descriptions	Year	Purchases	Sales	of Year
Grant Park Multi Alternative Strategies Fund	11,421,038	8,119,405	2,500,701	17,039,742
Grant Park Absolute Return Fund	136,584	1,794,747	—	1,931,331

6.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Dearborn Capital Management, LLC, serves as the Funds’ investment advisor (the “Advisor”). EMC Capital Advisors, LLC serves as the sub-advisor for the Grant Park Multi Alternative Strategies Fund and is paid by the Advisor, not the Fund. Revolution Capital Management, LLC serves as the sub-advisor for the Grant Park Absolute Return Fund and is paid by the Advisor, not the Fund. Middleton Dickinson Capital Management, LLC serves as the sub-advisor for the Grant Park Fixed Income Fund and is paid by the Advisor, not the Fund.

Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Grant Park Multi Alternative Strategies Fund, the Grant Park Absolute Return Fund, and the Grant Park Fixed Income Fund pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.18%, 1.50%, and 0.25% respectively, of the applicable Fund’s average daily net assets. Effective July 31, 2015, the Advisor has contractually agreed to reduce a portion of its advisory fee for the Grant Park Fixed Income Fund so that the advisory fee does not exceed 0.09%, effective until at least January 31, 2018. These reductions in the advisory fees are included in the fees waived by the advisor.

Pursuant to an operating expenses limitation agreement with the Trust, on behalf of the Fund (the “Waiver Agreement”), effective January 28, 2016 the Advisor has agreed, at least until January 31, 2018, to waive a portion of its advisory fee and has agreed to reimburse the Grant Park Multi Alternative Strategies Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers, other than the Advisor)) do not exceed 1.83%, 2.58%, 1.58%, and 1.83% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, and Class N shares, respectively (the “Expense Limitation”). For the year ended September 30, 2017, the Advisor earned $3,053,392 in management fees and recaptured $52,785 for prior period expense reimbursements/waivers for the Grant Park Multi Alternative Strategies Fund.

Pursuant to an operating expenses limitation agreement with the Trust, on behalf of the Fund (the “Waiver Agreement”), effective March 25, 2016 the Advisor has agreed, at least until April 30, 2018, to waive a portion of its advisory fee and has agreed to reimburse the Grant Park Absolute Return Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers, other than the Advisor)) do not exceed 1.89%, 2.64%, 1.64%, and 1.89% per annum of the Fund’s average daily net assets for Class A, Class C, Class I, and Class N shares, respectively (the “Expense Limitation”). For the year ended September 30, 2017, the Advisor earned $110,700 in management fees and waived fees/reimbursed expenses in the amount of $233,987 for the Grant Park Absolute Return Fund.

Pursuant to an operating expenses limitation agreement with the Trust, on behalf of the Fund (the “Waiver Agreement”), effective January 28, 2016 the Advisor has agreed, at least until January 31, 2018, to waive a portion of its advisory fee and has agreed to reimburse the Grant Park Fixed Income Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers, other than the Advisor)) do not exceed 0.85% per annum of the Fund’s average daily net assets for Class I shares (the “Expense Limitation”). For the year ended September 30, 2017, the Advisor earned $369,874 in management fees and waived fees in the amount of $236,794, due to the advisory fee contractual waiver. This waiver is not subject to recapture.

With respect to each Fund, if the Advisor waives any applicable or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed its Expense Limitation for each share class. If the Fund’s operating expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate these expense reimbursement arrangements at any time. During the year ended September 30, 2017, $93,360 of previous waivers expired for Grant Park Multi Alternative Strategies Fund. Cumulative expenses subject to recapture pursuant to the aforementioned conditions as of September 30, 2017 will expire on:

Grant Park Absolute Return Fund
September 30, 2018	$63,689
September 30, 2019	115,714
September 30, 2020	233,987
$413,390

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A, Class C and Class N shares of each Fund (the “Plans”). The Plans provide that a monthly service fee is calculated at an annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets attributable to the Class A, Class C and Class N shares, of each Fund, respectively. Pursuant to the Plans, the Funds may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisors, and others for activities primarily intended to result in the sale of Funds shares and for maintenance and personal service provided to existing shareholders. The Plans further provide for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended September 30, 2017, the Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund incurred $286,532 and $1,767, respectively in fees, pursuant to the Plans.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

Fund’s Class A, Class C, Class I and Class N shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter or other affiliated broker-dealers during the year ended September 30, 2017.

Fund	Underwriting Commisions	Amount Retained
Grant Park Multi Alternative Strategies Fund
Class A	$71,015	$12,012
Grant Park Absolute Return Fund
Class A	3,883	720

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

7.	REDEMPTION FEE PROCEEDS

The Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells its shares after holding them for less than 60 days. The redemption fee is paid directly to each Fund. For the year ended September 30, 2017 the redemption fees assessed for the Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund were $28,813 and $211, respectively.

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund currently seek to achieve their investment objectives by investing a portion of their assets in the Grant Park Fixed Income Fund (the “Portfolio”), ticker GPCIX, a registered open-end fund. The Funds may redeem their investment from the Portfolio at any time if the Advisor determines that it is in the best interest of the Funds and their shareholders to do so.

The performance of the Funds may be directly affected by the performance of the Portfolio. The annual report of the Portfolio, along with the report of the independent registered public accounting firm is available at www.sec.gov. As of September 30, 2017, the percentage of the Grant Park Multi Alternative Strategies Fund and the Grant Park Absolute Return Fund’s net assets invested in the Portfolio was 61.0%, and 79.4%, respectively.

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of the control of the portfolio, under section 2(a)(9) of the 1940 Act. As of September 30, 2017, the shareholders listed below held more than 25% of the Funds and may be deemed to control those Funds.

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

Shareholder	Fund	Percent
Charles Schwab & Co.	Grant Park Multi Alternative Strategies Fund	29.79%
GP Cash Management LLC *	Grant Park Absolute Return Fund	29.73%
SEI Private Trust Company **	Grant Park Fixed Income Fund	100.00%

*	GP Cash Management LLC is a wholly owned subsidiary of the Advisor.

**	Grant Park Multi Alternative Strategies Fund and Grant Park Absolute Return Fund own the shares of Grant Park Fixed Income Fund via SEI Private Trust Company.

10.	TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended September 30, 2017 and September 30, 2016 was as follows:

For the year ended September 30, 2017:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Grant Park Multi Alternative Strategies Fund	$4,461,432	$—	$4,461,432
Grant Park Absolute Return Fund	16,220	56,020	72,240
Grant Park Fixed Income Fund	2,792,819	8,796	2,801,615

For the year ended September 30, 2016:

	Ordinary	Long-Term
	Income	Capital Gains	Total
Grant Park Multi Alternative Strategies Fund	$1,063,756	$731,315	$1,795,071
Grant Park Fixed Income Fund	1,335,714	—	1,335,714

As of September 30, 2017, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Differences	(Depreciation)	Earnings/(Deficit)
Grant Park Multi Alternative Strategies Fund	$—	$3,033,724	$(12,086,607)	$(9,710,829)	$9,280,549	$(9,483,163)
Grant Park Absolute Return Fund	22,034	6,273	—	—	(24,480)	3,827
Grant Park Fixed Income Fund	35,791	—	(117,558)	—	(449,349)	(531,116)

The difference between book basis and tax basis accumulated net investment loss, accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, the mark-to-market on futures contracts, and adjustments for the Grant Park Multi Alternative Strategies Fund’s wholly owned subsidiary.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Grant Park Multi Alternative Strategies Fund incurred and elected to defer such late year losses as follows:

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

Late Year
Losses
Grant Park Multi Alternative Strategies Fund	$12,086,067
Grant Park Absolute Return Fund	—
Grant Park Fixed Income Fund	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fixed Income Fund decided to defer such losses as follows:

Post October
Losses
Grant Park Multi Alternative Strategies Fund	$—
Grant Park Absolute Return Fund	—
Grant Park Fixed Income Fund	117,558

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), net operating losses, and the reclass of Fund distributions resulted in reclassifications for the following Funds for the year ended September 30, 2017 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
Grant Park Multi Alternative Strategies Fund	$15,126	$(11,933,655)	$11,918,529
Grant Park Absolute Return Fund	—	7,197	(7,197)
Grant Park Fixed Income Fund	—	(1,043)	1,043

11.	TRANSFER OF NET ASSETS

On September 22, 2017, the Grant Park Multi Alternative Strategies Fund (“the Fund”) acquired the assets and certain liabilities of the Grant Park Managed Futures Strategy Fund (the “Acquired Fund”), pursuant to a plan of reorganization, approved by the Board of Trustees of the Trust, of both the Acquired Fund and the Fund. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

		Total Net	Total Net
	Shares issued	Assets of the	Assets of the
Acquired Fund	by the Fund	Acquired Fund	Fund
Grant Park Managed Futures Strategy Fund	2,004,710	$21,704,698	$260,504,602

As part of the reorganization, for each share they held, shareholders of the Acquired Fund received 0.817848, 0.804390, 0.818410 and 0.814948 of Class A, Class C, Class I and Class N shares, respectively, of the Fund.

The Fund did not issue any fractional shares to shareholders of the Acquired Fund. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

Grant Park Funds
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
September 30, 2017

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $24,167 and accumulated net realized loss of $105,156. Total net assets of the Fund immediately after the transfer were $282,209,300. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on September 22, 2017.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there were no events or transactions requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Grant Park Multi Alternative Strategies Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Grant Park Multi Alternative Strategies Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2017, and the related consolidated statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from December 31, 2013 (commencement of operations) through September 30, 2014. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of investments owned as of September 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grant Park Multi Alternative Strategies Fund as of September 30, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from December 31, 2013 (commencement of operations) through September 30, 2014 in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado
November 29, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Grant Park Absolute Return Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Grant Park Absolute Return Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from April 30, 2015 (commencement of operations) through September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grant Park Absolute Return Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period from April 30, 2015 (commencement of operations) through September 30, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado
November 29, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Grant Park Fixed Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Grant Park Fixed Income Fund (the Fund), a series of the Northern Lights Fund Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the each of the two years in the period then ended and for the period from July 31, 2015 (commencement of operations) through September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2017, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Grant Park Fixed Income Fund as of September 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the each of the two years in the period then ended and for the period from July 31, 2015 (commencement of operations) through September 30, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado
November 29, 2017

Grant Park Funds
EXPENSE EXAMPLES (Unaudited)
September 30, 2017

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares and deferred sales charges on certain sales of class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
						Consolidated
				Expenses	Ending	Expenses
	Fund’s	Beginning	Ending	Paid During	Account	Paid During
	Annualized	Account Value	Account Value	Period *	Value	Period *
	Expense Ratio	4/1/17	9/30/17	4/1/17–9/30/17	9/30/17	4/1/17–9/30/17
Grant Park Multi Alternative Strategies Fund:
Class A	1.83%	$1,000.00	$1,014.30	$ 9.24	$1,015.89	$ 9.25
Class C	2.58%	$1,000.00	$1,010.60	$ 12.44	$1,012.13	$ 13.01
Class I	1.58%	$1,000.00	$1,015.10	$ 7.98	$1,017.15	$ 7.99
Class N	1.83%	$1,000.00	$1,014.20	$ 9.24	$1,015.89	$ 9.25

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

					Hypothetical
			Actual		(5% return before expenses)
						Consolidated
				Expenses	Ending	Expenses
	Fund’s	Beginning	Ending	Paid During	Account	Paid During
	Annualized	Account Value	Account Value	Period *	Value	Period *
	Expense Ratio	4/1/17	9/30/17	4/1/17–9/30/17	9/30/17	4/1/17–9/30/17
Grant Park Absolute Return Fund:
Class A	1.89%	$1,000.00	$1,047.20	$ 9.70	$1,015.59	$ 9.55
Class C	2.64%	$1,000.00	$1,043.20	$ 13.52	$1,011.83	$ 13.31
Class I	1.64%	$1,000.00	$1,048.00	$ 8.42	$1,016.85	$ 8.29
Class N	1.89%	$1,000.00	$1,047.30	$ 9.70	$1,015.59	$ 9.55

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Grant Park Funds
EXPENSE EXAMPLES (Unaudited)(Continued)
September 30, 2017

Hypothetical
			Actual		(5% return before expenses)
Consolidated
				Expenses	Ending	Expenses
	Fund’s	Beginning	Ending	Paid During	Account	Paid During
	Annualized	Account Value	Account Value	Period *	Value	Period *
	Expense Ratio	4/1/17	9/30/17	4/1/17–9/30/17	9/30/17	4/1/17–9/30/17
Grant Park Fixed Income Fund:
Class I	0.21%	$1,000.00	$1,009.30	$ 1.06	$1,024.02	$ 1.07

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

Grant Park Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2017

Grant Park Absolute Return Fund, Grant Park Fixed Income Fund, Grant Park Managed Futures Strategy Fund and Grant Park Multi-Alterative Strategies Fund (Adviser – Dearborn Capital Management LLC)*

In connection with the regular meeting held on November 17-18, 2016 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Dearborn Capital Management LLC (“Dearborn”) and the Trust, with respect to the Grant Park Absolute Return Fund (“Grant Park Absolute”), Grant Park Fixed Income Fund (“Grant Park Fixed”), Grant Park Managed Futures Strategy Fund (“Grant Park Managed”) and Grant Park Multi-Alterative Strategies Fund (“Grant Park Multi”) (collectively the “Funds”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that Dearborn was founded in 1989 and managed approximately $510 million in assets, providing a variety of alternative investment strategies to high net worth individual and institutional investors. They reviewed the background information of the key investment personnel responsible for servicing the Fund taking into consideration their education and noted that the investment team contained diverse financial industry experience specifically with futures products, alternative investments, hedge funds, and mutual funds. They noted positively that the adviser’s investment process consisted of performing robust due diligence and evaluations of commodity trading advisers (“CTAs”) and sub-advisers in order to determine their ability to be positive contributors to the Funds. With respect to each Grant Park Fund utilizing sub-advisers, the Trustees noted that the adviser provided various operational and administrative support to the sub-adviser including daily supervision and compliance oversight of the Fund’s portfolio. They acknowledged that although not all risks can be eliminated, the adviser identified several key risks and challenges related to the risk management of multi-manager strategies, thus demonstrating to the Board that it had the resources necessary to perform extensive manager due diligence, monitor sector exposures and concentrations, and monitor each manager to ensure it was executing the agreed upon program within the established limits. They further acknowledged that the adviser reported no material compliance or litigation issues since the last advisory agreement approval that would had a negative impact on its ability to operate and service the Funds. The Board noted that the adviser continued to demonstrate extensive expertise with alternative investments as well as demonstrating attention to detail in conducting due-diligence in identifying quality managers that are suitable for each Fund’s investment strategy. The Board concluded that the adviser provided high quality service to shareholders and should continue to be retained.

Performance. The Trustees noted that, generally, the Grant Park Funds have outperformed their respective adviser-selected benchmarks. The Trustees considered that Grant Park Fixed Fund may have been assigned to an inappropriate Morningstar category, and that the issue was being discussed with Morningstar by the adviser. The Trustees noted that due to the short history of each Fund, there was not meaningful Sharpe or Sortino ratios nor any standard volatility measures to consider. They further noted that the performance of each of the Grant Park Funds appeared to have generated appropriate returns to shareholders and either materially exceeded their benchmarks and/or lowered overall portfolio volatility. The Trustees stated that each Fund’s downside and upside capture metrics reflected acceptable risk management commensurate with the risks incurred. The Trustees concluded that Dearborn’s attention to risk management combined with its supervision of the sub-advisers had added value to shareholder returns and it should continue to be retained.

Fees and Expenses.

Grant Park Absolute. The Trustees noted that Dearborn charged an advisory fee of 1.50% for its services to the Fund. They further noted that this was slightly above the peer group average, and also higher than the Fund’s Morningstar category average. The Trustees acknowledged that the Fund’s net expense ratio was equal to its peer group average and slightly lower than its Morningstar category average. After further discussion, the Trustees concluded the fee was reasonable.

Grant Park Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2017

Grant Park Fixed. The Trustees noted that Dearborn charges an advisory fee of 0.25% for its services to the Fund. They further noted that the adviser’s fee was lower than the averages of both its peer group, assigned Morningstar category, and adviser selected Morningstar category, being less than half of the peer group average. The Trustees engaged in a discussion concerning the appropriate Morningstar category for the Fund, noting that the adviser did not agree with the current categorization. The Trustees stated their agreement with the adviser, and noted that a short-term fixed income category would be more appropriate. The Trustees concluded that Dearborn’s advisory fee was within the range of the Fund’s peers, and therefore, reasonable.

Grant Park Managed. The Trustees noted that Dearborn charged an advisory fee of 1.40% for its services to the Fund. They further noted that the advisory fee was slightly higher than the peer group average and the Morningstar category average. They further noted that after the effect of the contractual expense limitation, the adviser earned a net fee that was lower than both benchmark averages during the prior year. The Trustees acknowledged that the Fund’s net expense ratio was lower than both the average of the peer group and the Morningstar category. After further discussion, the Trustees concluded the fee was reasonable.

Grant Park Multi. The Trustees noted that Dearborn charged an advisory fee of 1.18% for its services to the Fund. They further noted that the advisory fee charged was lower than its peer group average, but slightly above the Morningstar category average. The Trustees discussed the Fund’s net expense ratio of 1.59%, which they noted was slightly below both the peer group average and Morningstar category average. After further discussion, the Trustees concluded the advisory Fund’s fee was reasonable.

Economies of Scale. The Trustees considered whether the adviser had achieved economies of scale with respect to the management of the Grant Park Funds. They noted the Funds’ current asset levels and considered the adviser’s expectations for growth in assets of each Fund. After further discussion, the Trustees concluded that the Funds are not yet at asset levels at which economies have been achieved, but acknowledged the adviser’s willingness to discuss the matter as material asset growth was realized. The Trustees determined to consider the matter at the next annual review.

Profitability. The Trustees reviewed a profitability analysis provided by the adviser and considered whether the amount of profit earned was a fair entrepreneurial profit. The Trustees noted that for each of Grant Park Managed and Grant Park Multi, the adviser realized a profit in connection with its relationship with the Fund but agreed that such profits were reasonable in terms of both actual dollars and percentage of revenue. They noted that the adviser was not yet profitable with respect to Grant Park Absolute and Grant Park Fixed. They further agreed that the profits, or the adviser’s resources, were adequate to continue to support the combination of activities required to provide the investment strategies, risk management, and related operations to support the Fund that are provided by the adviser. The Trustees concluded that the adviser’s profits were reasonable and not excessive.

Conclusion. Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of independent counsel, the Board concluded that each advisory fee was reasonable and that renewal of the agreement was in the best interests of the shareholders of the Grant Park Funds.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Grant Park Multi-Alternative Strategies Fund (Sub-Adviser – EMC Capital Advisors, LLC)

In connection with the regular meeting held on November 17-18, 2016 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Dearborn and EMC Capital Advisors, LLC (“EMC”), with respect to Grant Park Multi-Alternative Strategies Fund (“Grant Park Multi” or the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

Grant Park Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2017

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that EMC, currently, managed $385 million in assets, and specializes in creating and managing diversified, quantitative, and systematic trading models across a wide range of financial instruments and global commodities for high net worth and institutional investors. They further noted that Dearborn owns a substantial interest in EMC. The Trustees reviewed the key personnel responsible for sub-advising the Fund and discussed their experience and qualifications. They noted the sub-adviser’s investment process was based on quantitative research to analyze price data to develop four systematic multi-alternative investment sub-strategies, a long-only strategy across multiple asset classes, a long/short global strategy investing in currencies, equity and fixed income markets, and an unconstrained short duration interest rate strategy. They acknowledged that although not all strategy risks can be eliminated, the sub-adviser’s approach to risk management was thorough and considered risk on a sub-strategy basis. The Trustees noted that the sub-adviser monitors compliance with the Fund’s investment limitations by having the Fund’s guidelines programmed into its systems prior to the establishment of trading activity with daily reviews and evaluations of the portfolio’s holdings for excess leverage. The Trustees considered that the adviser and sub-adviser collaborate on certain broker-dealer selections using various factors to determine broker quality, and that EMC executed all trades electronically with orders routing directly to exchanges. The Board noted the adviser expressed its satisfaction with the sub-adviser’s service and reputation. The Board noted that EMC’s understanding of the alternative asset class had been beneficial to the Fund. The Board also noted that EMC possessed sufficient resources to execute complex investment strategies. The Board concluded that EMC had provided high quality service to the adviser, the Fund and its shareholders.

Performance. The Trustees noted that the Fund significantly outperformed its benchmark over the 1-year period. The Trustees determined that Grant Park Multi displayed more volatility both on the upside and downside compared to its benchmark index, but had also demonstrated significant excess returns over the short time period. After further discussion, the Trustees concluded that EMC had delivered excellent returns for investors and should be retained.

Fees and Expenses. The Trustees reviewed the sub-advisory fee noting the sub-adviser receives a portion of the Fund’s overall advisory fee. They noted the sub-advisory fee was materially lower than the fee charged by the sub-adviser to other clients and noted that the adviser’s ownership interest in the sub-adviser, at least in part, contributed to its ability to negotiate this very favorable fee to the benefit of shareholders. The Trustees concluded that the sub-advisory fee was reasonable.

Economies of Scale. The Board considered whether there will be economies of scale with respect to the management of the Fund, but agreed that economies of scale, with respect to the overall Fund fees and expenses, is a Fund level issue and should be considered with respect to the Fund’s overall advisory agreement and fee.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser and considered whether it earned a fair entrepreneurial profit in connection with its relationship with the Fund. They noted the sub-adviser earned a profit during the prior year but agreed that the amount of profit was modest in terms of actual dollars and not unreasonable in terms of percentage of revenue. The Trustees concluded that the sub-adviser’s profit was reasonable.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee was reasonable and that renewal of the agreement was in the best interests of the shareholders of Grant Park Multi.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Grant Park Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2017

Grant Park Fixed Income Fund (Sub-Adviser – Middleton Dickinson Capital Management, LLC)

In connection with the regular meeting held on November 17-18, 2016 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Dearborn and Middleton Dickinson Capital Management, LLC (“MDC”), with respect to Grant Park Fixed Income Fund (“Grant Park Fixed” or the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent, and Quality of Service. The Trustees noted that MDC currently managed approximately $293 million in assets, and provides investment advisory services, managing portfolios composed primarily of fixed income securities for commodity pool operators, hedge funds, and other institutional entities. The Trustees reviewed the background information of key investment personnel for MDC and noted positively the investment team’s experience previously having worked at major money center banks as well as investment firms. The Trustees noted that MDC managed a customized fixed income program for Grant Park Fixed in accordance with goals, objectives, and risk parameters set by Dearborn. They also noted that MDC’s research and credit analysis focused on building a liquid portfolio consisting of short-term, one-to-three year maturities, mid-term, one-to-five year maturities, and cash and cash equivalent investments. The Trustees agreed that MDC demonstrated an emphasis on risk management by building a portfolio that was predominately investment grade, with duration limited to under five years while also maintaining a high quality credit rating and a high level of liquidity. The Trustees noted that MDC monitored compliance with Grant Park Fixed’s investment limitations by reviewing its portfolio holdings report daily to ensure that all positions complied with approved limits and further, that MDC reconciled to reports generated by custodians, administrators, and Dearborn. The Trustees noted that MDC selected broker-dealers by considering various qualitative factors in addition to an annual review of the broker relationship to confirm that quality service had been maintained. They further noted that MDC reported no material compliance or litigation issues since the previous sub-advisory agreement approval. The Trustees expressed their appreciation for MDC’s fixed income expertise, focus on liquidity, and risk management. The Trustees concluded that MDC provided high quality service to Dearborn, Grant Park Fixed and its shareholders and therefore should be retained.

Performance. The Trustees noted that the Fund outperformed the benchmark over the 1-year period. The Trustees acknowledged and appreciated that MDC showed the potential to both add returns as well as lower volatility. The Trustees revisited their prior discussion of whether Morningstar World Bond category was an appropriate categorization for the Fund while also acknowledging that both the adviser and sub-adviser believed that the Short-Term Bond category would be more appropriate. After further discussion, the Trustees determined that MDC had shown that it can deliver good returns for investors.

Fees and Expenses. The Trustees reviewed MDC’s fees and expenses, noting that the amount of the advisory fee was much lower once the fee waiver was factored in. They also noted that this fee was equal to the other MDC managed accounts on a sliding scale. After further discussion, the Trustees determined that MDC’s fee was reasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser and considered whether it earned a fair entrepreneurial profit in connection with its relationship with the Fund. They noted the sub-adviser in connection with its sub-advisory services provided to the Fund during the prior year was not profitable. The Trustees concluded that the sub-adviser’s profitability was reasonable both in terms of actual dollars as well as percentage of revenue.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent

Grant Park Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2017

counsel, the Trustees concluded that the sub-advisory fee was reasonable and that renewal of the agreement was in the best interests of the shareholders of Grant Park Fixed.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Grant Park Absolute Return Fund (Sub-Adviser – Revolution Capital Management, LLC)

In connection with the regular meeting held on November 17-18, 2016 of the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of a sub-advisory agreement (the “Sub-Advisory Agreement”) between Dearborn and Revolution Capital Management, LLC (“RCM”), with respect to Grant Park Absolute Return Fund (“Grant Park Absolute” or the “Fund”). In considering the approval of the Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Sub-Advisory Agreement review process. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent, and Quality of Service. The Trustees noted that RCM, was managing nearly $750 million in assets, and was registered with the National Futures Association (“NFA”) as a CTA and a commodity pool operator (“CPO”), offering alternative investment strategies within the managed futures space. The Trustees reviewed the background of key RCM investment personnel and acknowledged their academic achievements in aerospace engineering and computer science as well as their professional financial industry experience. The Trustees noted that RCM’s investment process relied on research and statistical pattern analysis to identify short-term price trends within equity markets. They also acknowledged that RCM continuously develops, maintains, and improves its trading models as well as its overall trade execution architecture. The Trustees expressed satisfaction that RCM’s risk management program was adequately suited to its high tech trading methodology. They noted that RCM monitors compliance with the Fund’s investment limitations by performing real-time monitoring of positions and position limits to ensure compliance with all exchange, regulatory, and prospectus guidelines. The Trustees noted that RCM reported no material compliance or litigation issues since the previous sub-advisory agreement approval. The Trustees stated their appreciation of RCM’s use of technology in executing Grant Park Absolute’s investment program. The Trustees concluded that RCM provided quality service to Dearborn, Grant Park Absolute and its shareholders, and should continue to do so.

Performance. The Trustees noted that the Fund significantly outperformed its benchmark over the 1-year period. In examining volatility, the Trustees noted that Grant Park Absolute’s highest monthly increase and decrease in value over the last year were both higher than its benchmark. The Trustees further noted that Morningstar ranked the Fund in the top 4th percentile of the Market Neutral category for the year ended August 31, 2016. After further discussion, the Trustees concluded that despite a higher level of volatility, RCM had delivered excellent returns for investors and should be allowed to continue.

Fees and Expenses. The Trustees reviewed the sub-advisory fee noting the sub-adviser receives a portion of the Fund’s overall advisory fee. They noted the sub-advisory fee was generally lower than the fee charged by the sub-adviser to other clients. The Trustees concluded that the sub-advisory fee was reasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser and considered whether it earned a fair entrepreneurial profit in connection with its relationship with the Fund. They noted the sub-adviser earned a profit during the prior year but agreed that the amount of profit was small in terms of actual dollars and not unreasonable in terms of percentage of revenue. The Trustees concluded that the sub-adviser’s profit was reasonable and not excessive.

Grant Park Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
September 30, 2017

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee was reasonable and that renewal of the agreement was in the best interests of the shareholders of Grant Park Absolute.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Grant Park Funds
SUPPLEMENTAL INFORMATION (Unaudited)
September 30, 2017

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); Schroder Global Series Trust (2012 to 02-2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions at a major investment bank including CFO-Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Prior thereto he spent 10 years at a global public accounting firm in the emergency companies and multi-national audit practices. Consultant to small and emerging businesses (since 2000).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Northern Lights Variable Trust (since 2006); previously, AdvisorOne Funds (2004-2013); The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	3	Northern Lights Fund Trust (for series not affiliated with the Fund since 2007); Northern Lights Variable Trust (since 2007); Northern Lights Fund Trust III (since 2012); Alternative Strategies Fund (since 2010);

9/30/17 – NLFT_v6

Grant Park Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2017

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers* 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013***	President of the Trust (2006-June 2017); Chief Executive Officer, Gemini Alternative Funds, LLC (2013 – April 2017); Chief Executive Officer, Gemini Hedge Fund Services, LLC (2013 – April 2017); Chief Executive Officer, Gemini Fund Services, LLC (2012 – April 2017); President and Manager, Gemini Fund Services, LLC (2006 – 2012)	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of September 30, 2017, the Trust was comprised of 79 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his past affiliation with Gemini Fund Services, LLC, the Trust’s Administrator, Fund Accountant and Transfer Agent.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-501-4758.

9/30/17 – NLFT_v6

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-501-4758 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file the complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-501-4758.

INVESTMENT ADVISOR
Dearborn Capital Management, LLC
555 W. Jackson Boulevard, Suite 600
Chicago, IL 60661

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl, and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2017 - $49,000

2016 - $70,000

2015 - $78,000

2014 - $55,000

(b)	Audit-Related Fees

2017 - None

2016 - None

2015 - None

2014 - None

(c)	Tax Fees

2017 - $25,500

2016 - $23,500

2015 - $25,000

2014 - $15,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2017 – None

2016 – None

2015 – None

2014 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2014	2015	2016	2017
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2017 - None

2016 - None

2015 - None

2014 - $15,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/6/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 12/6/2017

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 12/6/2017